                                  EXHIBIT 99.1

                                                                    Exhibit 99.1


                             SUBJECT TO COMPLETION DATED _______________, 1996


[Exhibit 99.1 Form of Prospectus Supplement. This form of Prospectus Supplement is for illustrative purposes only. A Prospectus Supplement in definitive form reflecting the terms of each Series of Securities will be filed with the Commission under the Securities Act of 1933, as amended, pursuant to Rule 424
(b) promulgated thereunder.]


PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED __________,  1997)


--------------------------------------------------------------------------------
                  ADVANTA AUTO RECEIVABLES FINANCE CORPORATION
                                    199__-__
     $____________ [Class A-1] [Floating Rate] [__%] Auto Receivables Backed
                                      Notes
          $____________ [Class A-2 [ __%] Auto Receivables Backed Notes $____________ [Floating Rate] [ __%] Auto Receivables Backed Certificates
                    ADVANTA AUTO FINANCE CORPORATION, Sponsor
                   ADVANTA AUTO FINANCE CORPORATION, Servicer
--------------------------------------------------------------------------------

     ADVANTA AUTO RECEIVABLES FINANCE CORPORATION 199__-__ (the "Trust" or the "Issuer") will be formed pursuant to a Trust Agreement, to be dated as of ____________, 199__ between Advanta Auto Finance Corporation (the "Sponsor") and
__________________, as [Owner] Trustee, and will issue $____________ aggregate principal amount of [Class A-1] [Floating Rate] [__%] Auto Receivables Backed Notes (the ["A-1 Notes"]) and $____________ aggregate principal amount of [Class A-2] [Floating Rate] [ ______%] Auto Receivables Backed Notes (the ["A-2 Notes"] and, together with the [A-1 Notes], the "Notes"). The Notes will be issued pursuant to an Indenture, to be dated as of ____________, 199__ (the "Indenture"), between the Trust and __________________, as Indenture Trustee. The Trust will also issue $____________ aggregate principal amount of [Floating Rate] [__%] Auto Receivables Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The assets of the Trust will consist of any combination of [retail installment sales contracts between manufacturers, dealers or certain other originators and retail purchasers secured by new and used automobiles and light duty trucks financed thereby, or participation interests therein,] all monies relating thereto (the "Contracts"), [the underlying new and used automobiles and light duty trucks (the "Vehicles," together with the Contracts], the "Receivables"), and the proceeds thereof received by the Trust from the Sponsor on or prior to the date of the issuance of the Notes and the Certificates. The Sponsor will acquire the Receivables from

_________________________ (the "Originator") concurrently with their transfer to the Issuer. The Notes will be secured by the assets of the Trust pursuant to the Indenture.


     Capitalized terms used herein are defined terms having specific meanings. An "Index of Defined Terms" is set forth as page ___ hereto, which indicates the page on which such defined terms are defined.

     THE RIGHTS OF THE HOLDERS OF THE CERTIFICATES WILL BE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE NOTES, AS SET FORTH HEREIN UNDER "DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENT -- DISTRIBUTIONS".

     PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" AT PAGE ___ HEREIN AND AT PAGE ___ IN THE PROSPECTUS.



                           ---------------------------

THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE SPONSOR, THE SERVICER, THE ORIGINATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE NOTES NOR THE CERTIFICATES OR

THE RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY. SEE ALSO "RISK FACTORS."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           ---------------------------



                                                     Initial Public             Underwriting             Proceeds to the
                                                    Offering Price(1)            Discount(2)              Issuer(1)(3)
-----------------------------------------------------------------------------------------------------------------------------
[Per A-1 Note]................................
[Per A-2 Note]................................
[Per Certificate].............................

Total.........................................
-----------------------------------------------------------------------------------------------------------------------------

(1)  Plus accrued interest, if any, from ______________________, 199__.

(2) The Sponsor has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(3)  Before deducting estimated expenses of $____________ payable by the Issuer.


                                       ---------------------------



     [The Notes are offered by __________________ and the Certificates are offered by __________________ (collectively, the "Underwriter[s]"), subject to prior sale, when, as and if issued to and accepted by the Underwriter(s) and subject to the approval of certain legal matters by Dewey Ballantine, counsel for the Underwriter(s). It is expected that delivery of the Notes will be made only in book-entry form through the Same Day Funds Settlement System of The Depository Trust Company on or about ____________, 199__. It is expected that the Certificates will be ready for delivery in New York, New York on or about ____________, 199__.]

                           ---------------------------


                         [Name(s) of the Underwriter(s)]

     Interest on both the [A-1 Notes] and the [A-2 Notes] will be payable [monthly] on or about the [15th] day of each [month] (each a "Payment Date") commencing on ____________, 199__. Principal of the Notes will be payable on each Payment Date to the extent described herein; provided, however, that no principal payments in respect of the [A-2 Notes] will be made until the [A-1 Notes] have been paid in full.

     The final scheduled payment date for the [A-1 Notes] will be ____________, 199__, and the final scheduled payment date for the [A-2 Notes] will be ____________, 199__. However, the actual payment in full of the [A-1 Notes] and the [A-2 Notes] could occur sooner.

     The interest rate for the [A-1 Notes] will be [__% per annum] [set for each Payment Date to LIBOR (as defined herein) [minus] [plus] ______%]. The interest rate for the [A-2 Notes] will be [______% per annum] [set for each Payment Date to LIBOR [minus] [plus] __%], except as otherwise described herein.

     The [A-1 Notes] [A-2 Notes] may be subject to redemption in whole, but not in part, on any Payment Date if the Servicer exercises its option to purchase the Receivables when the aggregate principal amount of the Receivables is reduced to less than ______% of the initial Pool Balance of the Receivables assigned to the Trust.

     The Certificates represent fractional undivided interests in the Trust. Principal, to the extent described herein, and interest, to the extent of the Pass-Through Rate which is [__% per annum] [generally equal to ______% per annum plus an amount equal to the product of ______ multiplied by LIBOR, subject to a maximum rate described herein,] will be distributed on each Payment Date, commencing on ____________, 199__. The final scheduled payment date for the Certificates will be ____________, 199__.

     The Issuer will be a newly formed limited-purpose Nevada business trust and will generally be prohibited from incurring any indebtedness other than the Notes, and its assets will include the Receivables, the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Reserve Account, the [Class A-1] Maturity Account and the [Class A-2] Lockout Account.

     Prospective investors should consider the factors set forth under "Risk Factors" herein and in the accompanying Prospectus.

                             ----------------------

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                             ----------------------

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE NOTES AND THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                             ----------------------

                           REPORTS TO SECURITYHOLDERS

     Unless and until Definitive Notes are issued, periodic and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Notes. See "Certain Information Regarding the Securities-- Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus (the "Prospectus"). Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Trust will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and as are otherwise agreed to by the Commission. Copies of such periodic reports may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Issuer..................................   Advanta Auto Receivables Finance
                                           Corporation 199__-__, a business
                                           trust organized under the laws of the
                                           state of Nevada (the "Trust" or the
                                           "Issuer").

Sponsor.................................   Advanta Auto Finance Corporation (the
                                           "Sponsor" or "Advanta"), a
                                           corporation organized under the laws
                                           of the state of Nevada. The principal
                                           executive offices of the Sponsor are
                                           located at 500 Office Center Drive,
                                           Fort Washington, Pennsylvania 19034,
                                           and its telephone number is (215)
                                           283-4200.

Servicer................................   Advanta Auto Finance Corporation (the

                                           "Servicer"), a Nevada corporation.
                                           The principal executive offices of
                                           the Servicer are located at 500
                                           Office Center Drive, Fort Washington,
                                           Pennsylvania 19034, and its telephone
                                           number is (215) 283-4200.

Originator..............................   ________________ (the "Originator").
                                           The principal executive offices of
                                           the Originator are located at
                                           _________________________________ and
                                           its telephone number is
                                           ________________.

Indenture Trustee.......................   __________________, as indenture
                                           trustee under the Indenture (the
                                           "Indenture Trustee"). The principal
                                           executive offices of the Indenture
                                           Trustee are located at
                                           _______________, and its telephone
                                           number is ___________.

[Owner] Trustee.........................   __________________, as trustee under
                                           the Trust Agreement (the "[Owner]
                                           Trustee"). The principal executive
                                           offices of the [Owner] Trustee are
                                           located at ________________, and its
                                           telephone number is ________________.

Cut-off Date............................   ______________, 19__.

Closing Date............................   ______________, 19__.

The Notes...............................   [Class A-1] [Floating Rate] [____%]
                                           Auto Receivables Backed Notes (the
                                           ["A-1 Notes"]) in the aggregate
                                           principal amount of $____________ and
                                           [Class A-2] [Floating Rate] [______%]
                                           Auto Receivables Backed Notes (the
                                           ["A-2 Notes"] and, together with the
                                           [A-1 Notes], the "Notes") in the
                                           aggregate principal amount of
                                           $____________.

                                           The Notes will be available for
                                           purchase in denominations of [$1,000]
                                           and integral multiples thereof in
                                           book-entry form only. The Noteholders
                                           will not be entitled to receive a
                                           Definitive [A-1 Note] or a Definitive
                                           [A-2 Note], as the case may be,
                                           except in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           the event that Definitive [A-1 Notes]
                                           and Definitive [A-2 Notes] are issued
                                           in the limited circumstances
                                           described herein or in the
                                           Prospectus. See "Description of the
                                           Securities-- Definitive Notes" in the
                                           Prospectus. The Notes will be issued
                                           pursuant to an Indenture to be dated
                                           as of ____________, 199__ (the
                                           "Indenture") between the Issuer and
                                           the Indenture Trustee.

The Certificates........................   [Floating Rate] [____%] Auto
                                           Receivables Backed Certificates (the
                                           "Certificates") in the aggregate
                                           principal amount of $____________
                                           will be offered. The Sponsor will
                                           purchase the remaining $____________
                                           principal amount of the Certificates.
                                           The Certificates will be available
                                           for purchase in denominations of
                                           $100,000 and integral multiples of
                                           $100,000 in excess thereof.

                                           [The Certificates will be issued in
                                           fully registered, certificated form
                                           ("Definitive Certificates") to
                                           Certificateholders or their
                                           nominees.] The Certificates will be
                                           issued pursuant to a Trust Agreement
                                           to be dated as of ____________, 199__
                                           (the "Trust Agreement") between the
                                           Sponsor and the [Owner] Trustee,
                                           acting thereunder not in its
                                           individual capacity but solely as
                                           trustee of the Trust. Purchasers of
                                           Certificates and their assignees must
                                           represent that they are United States
                                           persons.

The Trust...............................   The Trust will be a trust established
                                           under the laws of the State of
                                           ________. The activities of the Trust
                                           are limited by the terms of the Trust

                                           Agreement to purchasing, owning and
                                           managing the Receivables, issuing and
                                           making payments on the Notes and the
                                           Certificates and other activities
                                           related thereto. The property of the
                                           Trust includes (i) the Receivables,
                                           (ii) all monies (including accrued
                                           interest) due thereunder on or after
                                           the Cut-off Date, (iii) such amounts
                                           as from time to time may be held in
                                           one or more accounts established and
                                           maintained by the Servicer pursuant
                                           to the Pooling and Servicing
                                           Agreement among the Seller, the
                                           Servicer and the Trustee (the
                                           "Pooling and Servicing Agreement"),
                                           as described below, [(iv) the
                                           security interests in the Vehicles,
                                           (v) the rights to proceeds from
                                           claims on physical damage, credit
                                           life and disability insurance
                                           policies, if any, covering Vehicles
                                           or Obligors, as the case may be, (vi)
                                           any proceeds of repossessed
                                           Vehicles,] (vii) the rights of the
                                           Sponsor under the agreement pursuant
                                           to which the Sponsor is acquiring the
                                           Receivables (the "Receivables
                                           Acquisition Agreement") and (viii)
                                           interest earned on short-term
                                           investments made by the Trust.

Receivables.............................   The Receivables consist of
                                           noncancelable [retail installment
                                           sales contracts between
                                           manufacturers, dealers or certain
                                           other originators and retail
                                           purchasers secured by new and used
                                           automobiles and light duty trucks
                                           financed thereby or participation
                                           interest therein.] Each Obligor's
                                           obligation under its Contract is a
                                           full recourse obligation. The
                                           "Obligor" is the obligor under each
                                           Contract including any guarantor. The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                           Contracts contain provisions which
                                           unconditionally obligate the Obligor
                                           to make all payments thereon (the
                                           "Contract Payments").

                                           [All of the Contracts were purchased
                                           by the Sponsor from the Originator in
                                           the ordinary course of business and
                                           the Contracts constitute
                                           substantially all of the automobile
                                           and light duty truck retail
                                           installment sale contracts included
                                           in the Originator's portfolio meeting
                                           the selection criteria described
                                           herein. Such selection criteria
                                           included that: (i) each Contract is
                                           secured by a new or used automobile
                                           or light duty truck; (ii) each
                                           Contract was originated in the United
                                           States; (iii) each Contract provides
                                           for level monthly payments that fully
                                           amortize the amount financed over its
                                           original term except that the payment
                                           in the first or last month in the
                                           life of the Contract may be minimally
                                           different from the level payment, and
                                           a minimal number of the Contracts
                                           provide for monthly payments for a
                                           period of time not exceeding one year
                                           after origination in an amount less
                                           than such level payment, provided
                                           that as of the Cutoff Date the
                                           monthly payment currently due under
                                           each such Contract is equal to such
                                           level payment; (iv) each Contract was
                                           originated on or prior to           ,
                                           199_ ; (v) each Contract has an
                                           original term of ______ to _____
                                           months and, as of the Cutoff Date,
                                           had a remaining term to maturity of
                                           not less than three months nor more
                                           than ___ month; (vi) each Contract
                                           provides for the payment of a finance
                                           charge at an APR ranging from __% to
                                           __%; (vii) each Contract shall not
                                           have a Scheduled Payment that is more
                                           than 30 days past due as of the
                                           Cutoff Date; (viii) no Contract shall
                                           be due, to the best knowledge of the
                                           Originator, from any Obligor who is
                                           presently the subject of a bankruptcy
                                           proceeding or is bankrupt or
                                           insolvent; (ix) no Vehicle has been
                                           repossessed without reinstatement as

                                           of the Cutoff Date; and (x) as of the
                                           Cutoff Date, physical damage
                                           insurance relating to each Vehicle is
                                           not being force-placed by the
                                           Servicer.]

                                           [As of the Cutoff Date, approximately
                                           __% and approximately __% of the
                                           Aggregate Discounted Contract Balance
                                           are expected to represent Contracts
                                           secured by automobiles and light duty
                                           trucks, respectively. Based on the
                                           Aggregate Discounted Contract
                                           Balance, approximately __% and
                                           approximately __% of the Contracts
                                           are expected to represent financing
                                           of new vehicles and used vehicles,
                                           respectively, and no more than __% of
                                           the Contracts are expected to be due
                                           from employees of the Originator or
                                           any of its respective affiliates. As
                                           of the Cutoff Date, the average
                                           Principal Balance of Contracts
                                           secured by automobiles and light duty
                                           trucks is expected to be
                                           approximately $____ and approximately
                                           $____ , respectively. The majority of
                                           the Vehicles are expected to be
                                           foreign and domestic automobiles and
                                           light duty trucks. Except in the case
                                           of any breach of representations and
                                           warranties by the Originator, it is
                                           expected that none of the Contracts
                                           provide for recourse to the
                                           Originator who originated the related
                                           Contract.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           The "Pool Balance" at any time
                                           represents the Discounted Contract
                                           Balance of the Receivables at the end
                                           of the preceding Collection Period
                                           after giving effect to all payments
                                           received from Obligors, and any other
                                           amounts to be remitted by the
                                           Servicer or the Sponsor, as the case
                                           may be, all for such preceding

                                           Collection Period and all losses
                                           realized on Receivables liquidated
                                           during such preceding Collection
                                           Period.

Terms of the Notes:
 A. Interest Payments...................   Interest on the outstanding principal
                                           amount of the Notes will accrue from
                                           and including the Closing Date, or
                                           from and including the most recent
                                           Payment Date on which interest has
                                           been paid to but excluding the
                                           following Payment Date and will be
                                           payable [monthly] on the [___] day of
                                           each [month] or, if any such date is
                                           not a Business Day, on the next
                                           succeeding Business Day (each a
                                           "Payment Date") commencing
                                           _______________, 199__, to the
                                           holders of record of the [A-1 Notes]
                                           (the ["A-1 Noteholders"]) and the
                                           holders of record of the [A-2 Notes]
                                           (the ["A-2 Noteholders"]; together
                                           with the [A-1 Noteholders], the
                                           "Noteholders", in each case as of the
                                           [____] day of the calendar month in
                                           which such Payment Date occurs (the
                                           "Note Record Date"). Interest shall
                                           be calculated on the basis of a year
                                           of 360 days, in each case for the
                                           actual number of days occurring in
                                           the period for which such interest is
                                           payable.

                                           [On each Payment Date, the per annum
                                           interest rate for the [A-1 Notes]
                                           [A-2 Notes] (the "[A-1 Note] [A-2
                                           Note] Interest Rate") will be a rate
                                           equal to the London interbank offered
                                           rate for one-month United States
                                           dollar deposits ("LIBOR") as of the
                                           second LIBOR Business Day prior to
                                           the immediately preceding Payment
                                           Date (or, in the case of the initial
                                           Payment Date, the second LIBOR
                                           Business Day prior to the Closing
                                           Date) [minus] [plus] ______%. See
                                           "Description of the Notes--The [A-1
                                           Notes] [A-2 Notes]" herein.]

                                           [On each Payment Date, the per annum
                                           interest rate for the [A-1 Notes]
                                           [A-2 Notes] (the "[A-1 Note] [A-2
                                           Note] Interest Rate") will be

                                           _______, but shall not exceed,
                                           subject to a minimum rate, the
                                           Receivables Rate borne by the
                                           Receivables for the Collection Period
                                           preceding such Payment Date less the
                                           Servicing Fee Rate; provided,
                                           however, that, to the extent that the
                                           interest paid to the [A-1
                                           Noteholders] [A-2 Noteholders] is
                                           less than ___% per annum, the
                                           difference between the amount paid
                                           and ___% per annum shall be payable
                                           on subsequent Payment Dates as [Class
                                           A-1] [Class A-2] Noteholders'
                                           Interest Carryover Amount. See
                                           "Description of the Notes--The [A-1
                                           Notes] [A-2 Notes]" herein.

   B. Principal Payments.................  Principal of the Notes will be payable on each Payment Date in an
                                           amount calculated as a percentage of
                                           the Principal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Distribution Amount for such Payment
                                            Date to the extent of funds
                                            available therefor as described
                                            herein. The Principal Distribution
                                            Amount for a Payment Date will be
                                            based upon decreases in the present
                                            value of the scheduled and unpaid
                                            payments on the Receivables (the
                                            "Note Value") of the Receivables
                                            and/or collections on and losses in
                                            respect of the principal of the
                                            Receivables during the related
                                            Collection Period. "Collection
                                            Period" means, with respect to the
                                            first Payment Date, the period from
                                            the Cut-off Date through the ____
                                            fiscal month(s)] ending on
                                            _______________, 199_ and with
                                            respect to each subsequent Payment
                                            Date, the Collection Period means
                                            the [____ fiscal month(s)]
                                            immediately following the previous
                                            Collection Period. See "Description

                                            of the Transfers and Servicing
                                            Agreements-Distributions" herein.

                                           On each Payment Date, principal of
                                           the [A-1 Notes] will be payable in an
                                           amount equal to 100% of the Principal
                                           Distribution Amount and, on and after
                                           the latest of (i) the Payment Date on
                                           which the [A-1 Notes] have been paid
                                           in full, (ii) the _______________,
                                           199_ Payment Date and (iii) the
                                           Payment Date on which the lesser of
                                           the full amount of the funds
                                           withdrawn from the Reserve Account in
                                           order to pay the [A-1 Noteholders']
                                           Monthly Principal Distributable
                                           Amount on the ________, 19___ Payment
                                           Date (the "Maturity Draw") and the
                                           amount of the Maturity Draw, if any,
                                           necessary to increase the amount on
                                           deposit in the Reserve Account to the
                                           amount required to be on deposit in
                                           the Reserve Account (the "Specified
                                           Reserve Account Balance") has been
                                           deposited into the Reserve Account,
                                           principal of the [A-2 Notes] will be
                                           payable in an amount equal to the
                                           [A-2 Noteholders'] Percentage of the
                                           Principal Distribution Amount for
                                           such Payment Date, less any portion
                                           thereof applied on such Payment Date
                                           to reduce the outstanding principal
                                           amount of the [A-1 Notes] to zero and
                                           any portion thereof deposited on such
                                           date to the Reserve Account in
                                           respect of a Maturity Draw. See
                                           "Description of the Transfer and
                                           Servicing Agreement--Distributions"
                                           herein.

                                           The Servicer will calculate the [A-2
                                           Noteholders'] Percentage in the
                                           manner described under "Description
                                           of the Transfer and Servicing
                                           Agreement-- Distributions" herein.

                                           The outstanding principal amount, if
                                           any, of the [A-1 Notes] will be
                                           payable in full on _______________,
                                           199__ (the "[A-1] Final Scheduled
                                           Payment Date") and the outstanding
                                           principal amount, if any, of the [A-2
                                           Notes] will be payable in full on
                                           _______________, ______ (the "[A-2]

                                           Final Scheduled Payment Date").

   C. Optional Redemption................  The [A-2 Notes] may be redeemed in whole, but not in part, on any
                                           Payment Date after the [A-1 Notes]
                                           have been paid in full if the
                                           Servicer exercises its option to
                                           purchase the Receivables

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            when the aggregate principal amount
                                            of the Receivables is less than ___%
                                            of the initial Pool Balance, at a
                                            redemption price (the "[A-2]
                                            Redemption Price") equal to the
                                            unpaid amount of the [A-2 Notes],
                                            plus accrued and unpaid interest
                                            thereon.

Terms of the Certificates:
   A. Pass-Through Rate..................  A rate equal to [__%] [the sum of
                                           ______% per annum plus an amount
                                           equal to the product of ______
                                           multiplied by LIBOR as of the second
                                           LIBOR business day prior to the
                                           immediately preceding Payment Date
                                           (or, in the case of the initial
                                           Payment Date, the second LIBOR
                                           business day prior to the Closing
                                           Date)]; provided, however, that on
                                           and after the _______________, 199__
                                           Payment Date, if the aggregate amount
                                           of Realized Losses during the period
                                           from the Cut-off Date through the end
                                           of the fiscal month ending in
                                           ________, 199___ is an amount,
                                           expressed as a percentage, that is
                                           (x) _____% or less (but greater than
                                           _____%) of the Pool Balance as of the
                                           Cut-off Date, the Pass-Through Rate
                                           (as determined in the clause
                                           preceding this proviso) for any
                                           Payment Date shall be increased by
                                           _____% per annum or (y) _____% or
                                           less of the Pool Balance as of the
                                           Cut-off Date, the Pass-Through Rate
                                           (as determined in the clause

                                           preceding this proviso) for any
                                           Payment Date shall be increased by
                                           _____% per annum; provided further
                                           that, notwithstanding the preceding
                                           proviso, the Pass-Through Rate shall
                                           be subject to a maximum rate based on
                                           the applicable weighted average
                                           Receivable Rate borne by the
                                           Receivable; for the Collection Period
                                           preceding such Payment Date less the
                                           Servicing Fee Rate.

   B. Interest..........................   On each Payment Date, the [Owner]
                                           Trustee shall distribute pro rata to
                                           the holders of record of the
                                           Certificates (the
                                           "Certificateholders" and together
                                           with the Noteholders, the
                                           "Securityholders") as of the [last
                                           day] of the immediately preceding
                                           [calendar month] (the "Certificate
                                           Record Date") interest at the
                                           Pass-Through Rate on the Certificate
                                           Balance as of the preceding Payment
                                           Date (after giving effect to
                                           distributions made on such date)
                                           generally to the extent of funds
                                           available therefor following payment
                                           of the Servicing Fee and
                                           distributions in respect of the
                                           Notes. Interest for a Payment Date
                                           will accrue from and including the
                                           most recent Payment Date on which
                                           interest has been paid (or, in the
                                           case of the first Payment Date, from
                                           the Closing Date) to but excluding
                                           such current Payment Date and will be
                                           calculated on the basis of a year of
                                           360 days, in each case for the actual
                                           number of days occurring in the
                                           period for which such interest is
                                           payable. In addition,
                                           Certificateholders will receive on
                                           each Payment Date, if on such Payment
                                           Date the amount on deposit in the
                                           Reserve Account, after giving effect
                                           to all withdrawals and deposits
                                           required to be made on such Payment
                                           Date, exceeds the Specified Reserve
                                           Account Balance, an amount equal to
                                           the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            lesser of (1) such excess and (2)
                                            [one-twelfth] of the product of (a)
                                            [___%] of the excess, if any, of (i)
                                            the amount of the positive spread,
                                            if any, between the Base Rate in
                                            effect on the date that LIBOR for
                                            such Payment Date is established and
                                            LIBOR for such Payment Date over
                                            (ii) _____% times (b) [___%] of the
                                            Certificate Balance on the preceding
                                            Payment Date.

   C. Principal.........................   Principal of the Certificates will be
                                           payable on each Payment Date on and
                                           after the latest of (i) the Payment
                                           Date following the Payment Date on
                                           which the [ A-1 Notes] have been paid
                                           in full, (ii) the _______________,
                                           199___ Payment Date and (iii) the
                                           Payment Date following the Payment
                                           Date on which the lesser of the full
                                           amount of the Maturity Draw or the
                                           amount of the Maturity Draw, if any,
                                           necessary to increase the amount on
                                           deposit in the Reserve Account to the
                                           Specified Reserve Account Balance is
                                           deposited into the Reserve Account,
                                           in an amount generally equal to the
                                           Certificateholders' Principal
                                           Distributable Amount for the
                                           Collection Period preceding such
                                           Payment Date, to the extent of funds
                                           available therefor following payment
                                           of the Servicing Fee and
                                           distributions of interest and
                                           principal in respect of the Notes and
                                           interest in respect of the
                                           Certificates. The Certificateholders'
                                           Principal Distributable Amount
                                           generally will be based on the
                                           Certificateholders' Percentage of the
                                           Principal Distribution Amount, which
                                           for any Payment Date will be based
                                           upon decreases in the Note Value of
                                           the Receivables and/or collections on
                                           and losses in respect of the
                                           principal of the Receivables during
                                           the related Collection Period. See

                                           "Description of the Transfer and
                                           Servicing Agreements--Distributions"
                                           herein.

                                           The outstanding amount, if any, of
                                           the Certificates will be payable in
                                           full on _______________, 199__.

 D. Optional Purchase...................   If the Servicer exercises its option
                                           to purchase the Receivables when the
                                           aggregate principal amount of the
                                           Receivables is less than _____% of
                                           the Pool Balance as of the Cut-off
                                           Date, the Certificateholders will
                                           receive an amount in respect of the
                                           Certificates equal to the Certificate
                                           Balance together with accrued
                                           interest at the Pass-Through Rate and
                                           the Certificates will be retired. See
                                           "Description of the
                                           Certificates--Optional Purchase"
                                           herein.

Reserve Account.........................   The Servicer will be obligated to
                                           deposit into the Collection Account
                                           an amount equal to the sum of the
                                           interest due, but not collected, with
                                           respect to delinquent Receivables
                                           during the prior Collection Period,
                                           but only if, in its good faith
                                           business judgment, the Servicer
                                           believes that such amount will
                                           ultimately be recovered from the
                                           related Receivable. Such amounts are
                                           "Delinquency Interest Advances."
                                           Delinquency Interest Advances may be
                                           funded by the Servicer from
                                           subsequent collections on the
                                           Receivables generally, and are
                                           reimbursable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            from (i) future collections on the
                                            Receivable which gave rise to the
                                            Delinquency Interest Advance and
                                            (ii) Net Liquidation Proceeds for
                                            such Mortgage Loan. See "Description

                                            of the Transfer and Servicing
                                            Agreements--Reserve Account" herein.

Collection Account......................   Except under certain conditions
                                           described herein, the Servicer will
                                           be required to remit collections
                                           received with respect to the
                                           Receivables within two business days
                                           of receipt thereof to one or more
                                           accounts in the name of the Indenture
                                           Trustee (the "Collection Account").
                                           Pursuant to the Pooling and Servicing
                                           Agreement, the Servicer will have the
                                           revocable power to instruct the
                                           Indenture Trustee to withdraw funds
                                           on deposit in the Collection Account
                                           and to apply, except as otherwise
                                           described herein, such funds on each
                                           Payment Date to the following (in the
                                           priority indicated): (i) the
                                           Servicing Fee for the prior
                                           Collection Period and any overdue
                                           Servicing Fees to the Servicer, (ii)
                                           the Noteholders' Interest
                                           Distributable Amount (which is an
                                           amount generally equal to the
                                           aggregate amount of accrued interest
                                           on the Notes), the [A-1] Noteholders'
                                           Principal Distributable Amount and
                                           the [A-2] Noteholders' Principal
                                           Distributable Amount into the Note
                                           Distribution Account, (iii) the
                                           Certificateholders Interest
                                           Distributable Amount into the
                                           Certificate Distribution Account,
                                           (iv) the Certificateholders'
                                           Principal Distributable Amount into
                                           the Certificate Distribution Account,
                                           (v) an amount necessary to make the
                                           amount on deposit in the Reserve
                                           Account equal to the Specified
                                           Reserve Account Balance into the
                                           Reserve Account, (vi) the [Class A-2]
                                           Noteholders' Interest Carryover
                                           Amount into the Note Distribution
                                           Account and (vii) the remaining
                                           balance, if any, to the Reserve
                                           Account for distribution in
                                           accordance with the Pooling and
                                           Servicing Agreement. See "Description
                                           of the Transfer and Servicing
                                           Agreements--Distributions" and
                                           "--Reserve Account" herein.


Servicing...............................   The Servicer will be responsible for
                                           servicing, managing, arranging,
                                           making collections on and otherwise
                                           enforcing the Contracts. The Servicer
                                           will be required to exercise the
                                           degree of skill and care in
                                           performing these functions that it
                                           customarily exercises with respect to
                                           similar contracts owned by the
                                           Servicer. The Servicer will be
                                           entitled to receive a monthly fee
                                           (the "Servicing Fee") of the product
                                           of (i) one-twelfth, (ii) ___% (the
                                           "Servicing Fee Rate") and (iii) the
                                           Aggregate Discounted Contract Balance
                                           as of the beginning of the previous
                                           Collection Period, payable out of the
                                           Collection Account, plus late payment
                                           fees and certain other fees paid by
                                           the Obligors ("Servicing Charges")
                                           and investment earnings on amounts
                                           held in the Collection Account
                                           ("Investment Earnings"), as
                                           compensation for acting as Servicer.

                                           Except as hereinafter provided, on
                                           the day prior to any Payment Date,
                                           the Servicer will be required to make
                                           an advance (a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            "Servicer Advance") to the Indenture
                                            Trustee in an amount sufficient to
                                            cover all amounts due and unpaid on
                                            any Delinquent Contract as of the
                                            previous Determination Date
                                            ("Delinquency Amounts"). A
                                            "Delinquent Contract" will mean, as
                                            of any Determination Date, any
                                            Contract (other than a Contract
                                            which became a Defaulted Contract
                                            prior to such Determination Date)
                                            with respect to which the Obligor
                                            has not paid all Contract Payments
                                            then due. With respect to any
                                            Delinquent Contract, whenever the
                                            Servicer shall have determined that

                                            it will be unable to recover a
                                            Delinquency Amount or portion
                                            thereof on such Delinquent Contract,
                                            the Servicer shall not be required
                                            to make a Servicer Advance on such
                                            unrecoverable Delinquency Amount or
                                            portion thereof, but will be
                                            required to enforce its remedies
                                            (including acceleration) under such
                                            Contract. Furthermore, if at any
                                            time the Originator is no longer the
                                            Servicer, no Servicer Advances will
                                            be required. In the event that the
                                            Servicer determines that any
                                            Servicer Advances previously made
                                            are not recoverable (the
                                            "Nonrecoverable Advances"), or any
                                            Delinquent Contracts for which the
                                            Originator has made advances of
                                            Delinquency Amounts in respect
                                            thereof become Defaulted Contracts,
                                            then the Indenture Trustee shall
                                            have the right to draw on the
                                            Collection Account and the Reserve
                                            Account to repay such Servicer
                                            Advances.

                                           Under the Pooling and Servicing
                                           Agreement, a Contract will constitute
                                           a "Defaulted Contract" at the earlier
                                           of the date on which (i) [four]
                                           Contract Payments are due and unpaid
                                           as of any Calculation Date or (ii)
                                           the Servicer has declined to advance
                                           any delinquent Contract Payment in
                                           accordance with Section ____ of the
                                           Pooling and Servicing Agreement on
                                           the grounds that such advance would
                                           be a Nonrecoverable Advance or (iii)
                                           such Contract has been rejected by or
                                           on behalf of the Obligor in a
                                           bankruptcy proceeding.

                                           Under certain limited circumstances,
                                           the Servicer may resign or be
                                           removed, in which event the Indenture
                                           Trustee will be appointed as
                                           successor Servicer.

                                           The Servicer will be required to
                                           cause amounts collected on the
                                           Contracts on behalf of the Issuer to
                                           be deposited in an eligible deposit
                                           account in the name of the Indenture

                                           Trustee on behalf of the [A-1
                                           Noteholders] (the "[Class A-1]
                                           Maturity Account") and in an eligible
                                           deposit account in the name of the
                                           Indenture Trustee on behalf of the
                                           [A-2 Noteholders] (the "[Class A-2]
                                           Lockout Account") maintained by the
                                           Trustee in accordance with the
                                           Pooling and Servicing Agreement. See
                                           "Description of Transfer and
                                           Servicing Agreement -- Accounts", --
                                           "[Class A-1] Maturity Account]" and
                                           -- "[Class A-2 Lockout Account]"
                                           herein.

Certain Legal Aspects
  of the Contracts

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  and the Vehicles......................   The Issuer will be required to take
                                           such action as is required to perfect
                                           the Indenture Trustee's security
                                           interest in the Contracts, the
                                           Contract Payments [and the Vehicles]
                                           as of the Closing Date, or in any
                                           event, within [___(__)] days from the
                                           date thereof. The Issuer will warrant
                                           that the Indenture Trustee will have
                                           a first priority perfected security
                                           interest in the Contracts, the
                                           Contract Payments [and the Vehicles]
                                           owned by the Issuer, [and a perfected
                                           security interest in the Vehicles
                                           owned by Obligors,] except for
                                           certain liens which by operation of
                                           law have priority over previously
                                           perfected security interests, and,
                                           with certain exceptions, in the
                                           proceeds thereof. The Indenture
                                           Trustee will act as custodian of the
                                           Receivables on behalf of the [A-1
                                           Noteholders], [the A-2 Noteholders]
                                           and the Certificateholders.


 Federal  Income Tax
   Consequences........................    In the opinion of Dewey Ballantine,
                                           counsel for the Trust, the Notes will

                                           be characterized as debt for federal
                                           income tax purposes and the Trust
                                           will not be characterized as an
                                           association (or a publicly traded
                                           partnership) taxable as a
                                           corporation. The Certificateholders
                                           (including the Sponsor) will agree to
                                           treat the Trust as a partnership in
                                           which they are partners for purposes
                                           of federal and state income tax,
                                           franchise tax and any other income
                                           tax, with the assets of the
                                           partnership being the assets held by
                                           the Trust, the partners of the
                                           partnership being the
                                           Certificateholders and the Notes
                                           being debt of the partnership.
                                           Alternative characterizations of the
                                           Trust and the Securities are
                                           possible, as more fully described
                                           herein. See "Federal Income Tax
                                           Consequences" and "State Tax
                                           Consequences" herein for information
                                           regarding the application of federal
                                           and [Nevada] tax laws to the
                                           Securities and the Trust.


ERISA Considerations....................   The acquisition of Notes or
                                           Certificates by an employee benefit
                                           plan subject to the Employee
                                           Retirement Income Security Act of
                                           1974, as amended ("ERISA") or the
                                           provisions of Section 4975 of the
                                           Code (the "Plan"), could result in a
                                           prohibited transaction under "ERISA"
                                           or Section 4975 of the Code, unless
                                           such acquisition is subject to a
                                           statutory or administrative
                                           exemption, if, by virtue of such
                                           acquisition, assets held by the
                                           Issuer and pledged to the Indenture
                                           Trustee were deemed to be assets of
                                           the Plan. In addition, the Issuer or
                                           other parties may be considered to be
                                           a fiduciary with respect to any Plan.
                                           Therefore, the acquisition and
                                           transfer of the Notes or Certificates
                                           are subject to certain restrictions.
                                           See "ERISA Considerations."

Rating of the Securities................   It is a condition to the issuance of
                                           the Notes that the [A-1 Notes] be
                                           rated in the _____ rating category,

                                           the [A-2 Notes] be rated in the
                                           [_____ rating category] and the
                                           Certificates be rated at least [___]
                                           or its equivalent, in each case by at
                                           least two nationally recognized
                                           rating agencies. There is no
                                           assurance that a rating


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           will not be lowered or withdrawn by a
                                           rating agency based on a change in
                                           circumstances deemed by such rating
                                           agency to adversely affect the
                                           Securities. A security rating is not
                                           a recommendation to buy, sell or hold
                                           securities, inasmuch as such rating
                                           does not comment as to market price
                                           or suitability for a particular
                                           investor. The ratings of the
                                           Securities are also based on the
                                           rating of the security insurer. Upon
                                           a security insurer default, the
                                           rating on the Securities may be
                                           lowered or withdrawn entirely. In the
                                           event that any rating initially
                                           assigned to the Securities were
                                           subsequently lowered or withdrawn for
                                           any reason, including by reason of a
                                           downgrading of the security insurer's
                                           claims-paying ability, no person or
                                           entity will be obligated to provide
                                           any additional credit enhancement
                                           with respect to the Securities. Any
                                           reduction or withdrawal of a rating
                                           will have an adverse effect on the
                                           liquidity and market price of the
                                           Securities. See "Ratings."

Risk Factors............................   For a discussion of certain factors
                                           that should be considered by
                                           prospective investors in the Notes
                                           and Certificates, see "Risk Factors"
                                           herein and in the Prospectus.

Certain Legal Matters...................   Certain legal matters relating to the
                                           validity of the issuance of the Notes

                                           and Certificates will be passed upon
                                           for the Issuer and the Underwriter by
                                           Dewey Ballantine, New York, NY.

                                  RISK FACTORS

     Risk of Losses on Investment Associated with Limited Obligations of the Trust. Distributions of interest and principal on the Certificates will be subordinated in priority of payment to interest and principal due on the Notes. The Certificateholders will not receive any distributions with respect to a Payment Date until the full amount of interest on and principal of the Notes on such Payment Date has been deposited in the Note Distribution Account. The Trust does not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Trust Accounts. The Securities represent solely obligations of, or interests in, the Trust and the Securities will not be insured or guaranteed by the Sponsor, the Originator, the Servicer, the [Owner] Trustee or any other person or entity. Consequently, holders of the Securities must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Amounts to be deposited in the Reserve Account are limited in amount, and the amount required to be on deposit in the Reserve Account will be reduced as the Pool Balance is reduced. In addition, funds in the Reserve Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Notes prior to the application thereof to cover shortfalls on the Certificates. If the Reserve Account is exhausted, the Trust will depend solely on current payments on the Receivables to make payments on the Securities. Although the Trust will covenant to sell the Receivables if directed to do so by the Indenture Trustee in accordance with the Indenture following an acceleration of the Notes upon an Event of Default, there is no assurance that the market value of the Receivables will at any time be equal to or greater than the aggregate principal amount of outstanding Notes. Therefore, upon an Event of Default with respect to the Notes there can be no assurance that sufficient funds will be available to repay Noteholders in full and consequently the Noteholders run the risk of loss on their investment. In addition, the amount of principal required to be

--------------------------------------------------------------------------------
distributed to Noteholders under the Indenture is generally limited to amounts available therefor in the Note Distribution Account. Therefore, the failure to pay principal on the Notes may not result in the occurrence of an Event of Default until the [A-1] Final Scheduled Payment Date or the [A-2] Final Scheduled Payment Date.

     Risk of Limited Liquidity and Lower Market Price Associated with a Reduction or Withdrawal of Ratings of the Securities. It is a condition to the issuance of the Notes and the Certificates that the [A-1 Notes] be rated in the [_____] rating category, the [A-2 Notes] be rated in the [____] rating category and the Certificates be rated at least [___] or its equivalent, in each case by at least two nationally recognized rating agencies (the "Rating Agencies"). A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The rating of the Securities addresses the likelihood of the timely payment of interest on and the ultimate repayment of principal of the Securities pursuant to their terms. There is no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. The rating of the Notes is based primarily on the creditworthiness of the Receivables, the subordination provided by the Certificates and the availability of funds in the Reserve Account. The rating of the Certificates is based primarily on the creditworthiness of the Receivables and the availability of funds in the Reserve Account. The ratings of the Securities are also based on the rating of the security insurer. Upon a security insurer default, the rating on the Securities may be lowered or withdrawn entirely. In the event that any rating initially assigned to the Securities were subsequently lowered or withdrawn for any reason, including by reason of a downgrading of the security insurer's claims-paying ability, no person or entity will be obligated to provide any additional credit enhancement with respect to the Securities. Any reduction or withdrawal of a rating will have an adverse effect on the liquidity and market price of the Securities. See "Ratings."

     [Risk of Reduced Rate of Return Associated with Relationship Between Base Rate and LIBOR. Allocations of payments on the variable rate Receivables to principal and interest depend upon the applicable Base Rate. Interest on the [A-1 Notes], [A-2 Notes] and [the Certificates] accrues at a rate generally based upon LIBOR. These two rates can and will vary with respect to each other. Historically, they have increased or decreased roughly in tandem and, during the last ten years, LIBOR always has remained below the Base Rate. However, no assurance can be given that these historical trends will continue. There is a risk that if LIBOR were to more above the Base Rate, the spread used to pay interest to the Securityholders would disappear and the rate of return to investors would be reduced.]

     [The variable rate Receivables bear interest at the Base Rate plus a Base Rate Additive ranging from _____% to _____%. Each of the [A-1 Note], [A-2] Interest Rate and the [Pass-Through Rate] is based upon LIBOR. If, in respect of any Payment Date, there does not exist a positive spread between the weighted average of the Receivables Rate [A-1 Note Interest Rate] [the A-2 Note Interest Rate] less the Servicing Fee Rate (such difference between the Receivables Rate and the Servicing Fee Rate being the "Net Receivables Rate") for the Collection Period preceding such Payment Date, on the one hand, and the [A-1 Note Interest Rate], [the A-2 Note Interest Rate] [Pass-Through Rate] for such Payment Date (calculated before giving effect to this sentence), on the other hand, then the [Pass-Through Rate] for such Payment Date shall not exceed the Net Receivables Rate.]

     [Risk of Reduced Rate of Return Associated with Yield Considerations. The Certificateholders will bear the risk associated with the possible narrowing of the spread between the [A-1 Note Interest Rate] [the A-2 Note Interest Rate] [Pass-Through Rate], on the one hand, and the Net Receivables Rate, on the other hand. If this spread disappears (i.e., if the [A-1 Note Interest Rate] [the A-2 Note Interest Rate] [Pass-Through Rate] exceeds or equals the Net Receivables Rate), the interest payable on the [A-1 Notes] [A-2 Notes] [Certificates] for the related Payment Date will not exceed such Net Receivables Rate. A substantial change in LIBOR at a time when the Net Receivables Rate does not experience a similar change could result in limiting the [A-1 Note Interest Rate] [A-2 Note Interest Rate] [Pass-Through Rate] and consequently could reduce the rate of return to investors as described above.]

     Risk of Lower Yield Associated with Prepayment Considerations. If purchased at other than par, the yield to maturity on the Securities will be affected by the rate of the payment of principal of the Contracts. If the actual rate of payments on the Contracts is slower than the rate anticipated by an investor who purchases the Securities at a discount, the actual yield to such investor will be lower than such investor's anticipate yield. If the actual rate of payments on the Contracts is faster than the rate anticipated by an investor who purchases the Securities at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     [All of the Contracts are fixed-rate contracts. The rate of prepayments with respect to conventional fixed contracts has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate contracts, such contracts are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rate on such contracts. However, the monthly payment on contracts similar to the Contracts is often smaller than the monthly payment on other types of consumer debt, for example, a typical mortgage loan. Consequently, a decrease in the interest rate payable as a result of a refinancing would result in a relatively small reduction in the amount of the contracts monthly payment, as a result of the relatively small loan balance. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate contracts, such contracts are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such contracts. As of the Cut-off Date, ____% of the aggregate principal balance of the Contracts had prepayment penalties.]

     [All of the Contracts are adjustable rate contracts. As is the case with conventional fixed rate contracts, adjustable rate contracts may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate contracts could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate contracts at competitive interest rates may encourage obligors to refinance their adjustable rate contracts to "lock in" a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the contracts will experience. As of the Cut-off Date, ____% of the aggregate principal balance of the Contracts had prepayment penalties.]


                                 THE RECEIVABLES

Contracts

     [Description of collateral is transaction dependent - an example of disclosure language is set forth below.]

     [All of the Contracts were purchased by the Sponsor from the Originator in the ordinary course of business and the Contracts constitute substantially all of the automobile and light duty truck retail installment sale contracts included in the Originator's portfolio meeting the selection criteria described herein. Such selection criteria included that: (i) each Contract is secured by a new or used automobile or light duty truck; (ii) each Contract was originated in the United States; (iii) each Contract provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month in the life of the Contract may be minimally different from the level payment, and a minimal number of the Contracts provide for monthly payments for a period of time not exceeding one year after origination in an amount less than such level payment, provided that as of the Cutoff Date the monthly payment currently due under each such Contract is equal to such level payment; (iv) each Contract was originated on or prior to ________ , 199 ; (v) each Contract has an original term of ____ to ____ months and, as of the Cutoff Date, had a remaining term to maturity of not less than three months nor more than ____ month; (vi) each Contract provides for the payment of a finance charge at an APR ranging from__% to ______%; (vii) each Contract shall not have a Scheduled Payment that is more than 30 days past due as of the Cutoff Date; (viii) no Contract shall be due, to the best knowledge of the Originator, from any Obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (ix) no Vehicle has been repossessed without reinstatement as of the Cutoff Date; and (x) as of the Cutoff Date, physical damage insurance relating to each Vehicle is not being force-placed by the Servicer.

     Certain information with respect to the Receivables expected to be sold by the Originator to the Sponsor pursuant to the Receivables Acquisition Agreement and in turn sold by the Sponsor to the Trust pursuant to the Pooling and Servicing Agreement is set forth below. The description of the Receivables presented in this Prospectus Supplement is based upon the pool of Receivables as it is expected to be constituted on the Cutoff Date. While information as of the Closing Date for the Receivables that actually will be sold to the Trust may differ somewhat from the information presented herein, the Sponsor does not expect that the characteristics of the Receivables that are sold to the Trust will vary materially from the information presented in this Prospectus Supplement concerning the Receivables.

     As of the Cutoff Date, approximately __% and approximately __% of the Aggregate Discounted Contract Balance are expected to represent Contracts secured by automobiles and light duty trucks, respectively. Based on the Aggregate Discounted Contract Balance, approximately __% and approximately __% of the Contracts are expected to represent financing of new vehicles and used vehicles, respectively, and no more than __% of the Contracts are expected to be due from employees of the Originator or any of its respective affiliates. As of the Cutoff Date, the average Principal Balance of Contracts secured by automobiles and light duty trucks is expected to be approximately $ ______ and approximately $ _____ , respectively. The majority of the Vehicles are expected to be foreign and domestic automobiles and light duty trucks. Except in the case of any breach of representations and warranties by the Originator, it is expected that none of the Contracts provide for recourse to the Originator who originated the related Contract.

     Each Contract provides for fixed level monthly payments which will amortize the full amount of the Contract over its term. The Contracts provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method (the "Rule of 78s"). Each Contract provides for the payment by the Obligor of a specified total amount of payments, payable in monthly installments on the related due date, which total represents the principal amount financed and finance charges in an amount calculated on the basis of a stated annual percentage rate ("APR") for the term of such Contract. The rate at which such amount of finance charges is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal balance of the related Contract are calculated in accordance with the Rule of 78s. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Contract and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, all payments received by the Servicer on or in respect of the Contract will be allocated pursuant to the Pooling and Servicing Agreement on an actuarial basis.

     If an Obligor elects to prepay a Contract in full, it is entitled to a rebate of the portion of the outstanding balance then due and payable attributable to unearned finance charges, calculated in accordance with the Rule of 78s. The amount of a rebate under a Contract calculated in this manner will always be less than had such rebate been calculated on an actuarial basis.

Distributions to Noteholders and Certificateholders will not be affected by Rule of 78s rebates under the Contract because pursuant to the Pooling and Servicing Agreement such distributions will be determined using the actuarial method.]

     The expected composition, distribution by APR and geographical distribution of the Contracts are as set forth in the following tables.

                      Expected Composition of the Contracts

Aggregate Discounted Contract Balance ..............   $
Number of Contracts ................................   _____
 Average Original Principal Balance ................   $
  Range of Original Principal Balances .............   $ ___  to $ ___
Weighted Average APR(1).............................   ___%
  Range of APRs ....................................   ___% to ___%
Weighted Average Original Maturity(1) ..............   ____ months
  Range of Original Maturities .....................   ___ months to ___ months
Weighted Average Remaining Maturity(1) .............   ___ months
  Range of Remaining Maturities ....................   ___ months to ___ months

------------

(1)  Weighted by Aggregate Discounted Contract Balance as of the Cutoff Date.



                  Expected Distribution of the Contracts by APR

                                                                                                           Percentage of
                                                      Percentage of               Aggregate                  Aggregate
                                                        Aggregate                Discounted                 Discounted
                                 Number of                Number                  Contract                   Contract
Range of APRs                    Contracts             of Contracts                Balance                    Balance
-------------                    ---------            --------------              ---------                  --------
   __%  to  __% ............                                         __%       $                                           __%
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............



   __%  to  __% ............
   __%  to  __% ............
   __%  to  __% ............
     Total ...............                                         __%       $                                           __%
                              ========                         =====         =======                            ==========



                 Expected Distribution of the Contracts by State


                                                      Percentage of               Aggregate                  Aggregate
                                                        Aggregate                Discounted                 Discounted
                              Number of                   Number                  Contract                   Contract
State(1)                      Contracts                of Contracts                Balance                    Balance
--------                      ----------              --------------              ---------                  --------
                                                                     %       $                                             %







     Total................                                           %       $                                             %
                                                             ========        ========                              =======



-------------
(1)  Based on the addresses of the Obligors.


Substitution

     Pursuant to the Pooling and Servicing Agreement, the Servicer will have the right (but not the obligation) at any time to substitute one or more Eligible Receivables (each a "Substitute Receivable") [and the Vehicles subject thereto (or a perfected security interest therein)] for a Receivable ("Predecessor Receivable") [and the Vehicles subject thereto (or a perfected security interest therein)] if:

          (i) the Predecessor Receivable is then in default and, as of the most recent Determination Date, has been in default for at least [____(__)] consecutive days or a bankruptcy petition has been filed by or against the Obligor;

          [(ii) the Vehicles subject to the Substitute Receivable or Receivables has a current estimated fair market value and a projected residual value, respectively, equal to or greater than the current fair market value and projected residual value of the Vehicles subject to the Predecessor Receivable;] and

          (iii) the Substitute Receivable or Receivables require the obligor or obligors thereunder to make Contract Payments during each month ending on or prior to the final Scheduled Payment Date of the Certificates in an amount which is at least as great as the Contract Payment required under the Predecessor Receivable during each such month.

[provided, however, that the Aggregate Discounted Contract Balance of all Contracts substituted shall not exceed [10%] of the Aggregate Discounted Contract Balance of the Initial Receivables and the Additional Receivables.]

     [Upon repossession and disposition of any Vehicles subject to a Defaulted Contract, any deficiency remaining will be pursued to the extent deemed practicable by the Servicer. [The Servicer on behalf of the Issuer is directed to maximize the Net Residual Value of the Vehicles relating to any Defaulted Contract, and, in such regard, the Servicer may sell such Vehicles at the best available price, refurbish such Vehicles and re-lease such Vehicles to third parties, or take any other commercially reasonable steps to maximize such Vehicles's Net Residual Value. Liquidation proceeds with respect to any such Defaulted Contract, including any future payments received with respect to such Defaulted Contracts, shall be paid to the Collection Account. If the Servicer reasonably believes that the Net Residual Value of any Vehicles is zero or de minimis, it will dispose of such Vehicles in accordance with its standard procedures.]

     [The original counterpart of each Contract constituting chattel paper and the Contract Files will be held by _________________, as Trustee on behalf of the [A-1 Noteholders] [A-2 Noteholders] and the Certificateholders. The Trustee will be required to indicate that the Contracts have been transferred by the Originator to the Issuer.]


                         THE ORIGINATOR AND THE SERVICER

General

     The Originator is principally a company engaged in the business of originating and acquiring retail installment sale contract financing to retail customers of automotive dealers. The Originator provides full-service financing, primarily through installment sales contracts, to retail purchasers of new and used automobiles and light duty trucks through dealer programs.

     [The Originator has financed over $___ million of vehicles, representing over _______ vehicles. The Originator currently services over ___ customers through its direct servicing activities and an additional ______ customers in connection with its subsidiaries' activities. As of ____________________, the Originator had __ employees.]

Delinquency and Default Experience

     There can be no assurance that the levels of delinquency and loss experience reflected in Table 1 and Table 2, below, are indicative of the performance of the Receivables included in the Collateral for the Notes.


TABLE 1

                             DELINQUENCY EXPERIENCE
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                    1991                          1992                            1993

                          ===============================================================================================
                                  Dollar      Percentage        Dollar       Percentage         Dollar       Percentage
                                  Amount        of Total        Amount         of Total         Amount         of Total
                                   (000)       Portfolio         (000)        Portfolio          (000)        Portfolio
                                   -----       ---------         -----        ---------          -----        ---------
Total Originator Portfolio
  at Year End

Delinquencies:


31- 59 Days
60-89 Days

90 Days or more

Total Delinquencies


Total Delinquencies as a
% of Total Portfolio



TABLE 2
                                 LOSS EXPERIENCE
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                    1991                          1992                            1993
                          ===============================================================================================
                                  Dollar      Percentage        Dollar       Percentage         Dollar       Percentage
                                  Amount        of Total        Amount         of Total         Amount         of Total
                                   (000)       Portfolio         (000)        Portfolio          (000)        Portfolio
                                   -----       ---------         -----        ---------          -----        ---------
Total Acquisitions (1)
Gross Defaults
Gross Recoveries
Net Losses
=========================================================================================================================


(1) Total Acquisition = total cost (aggregate purchase price of the Vehicles) to the Originator since inception in ____ thru and including the year end set forth above.

Litigation


     Originator is not involved in any legal proceedings, and is not aware of any pending or threatened legal proceedings that would have a material adverse effect upon its financial condition or results of operations.


 Servicing


     The Receivables will be serviced by the Originator, as Servicer, pursuant to the Receivables Acquisition Agreement.

     The Receivables Acquisition Agreement requires that servicing of the Receivables by Originator shall be carried out in the same manner in which it services contracts and vehicles held for its own account and consistent with customary practices of servicers in the retail automobile industry, but in performing its duties hereunder, Originator will act on behalf and for the benefit of the Issuer, the Trustee and the holders of the Notes, subject at all times to the provisions of the Indenture, without regard to any relationship which Originator or any Affiliate of Originator may otherwise have with an Obligor. Except as permitted by the terms of any Contract following a default thereunder, Originator shall not take any action which would result in the interference with the Obligor's right to quiet enjoyment of the Vehicles subject to the Contract during the term thereof.

     Following each Determination Date, Originator shall advance and remit to the Trustee, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 a.m. New York time on the [_______] Business Day prior to the next succeeding Payment Date, a Servicer Advance equal to the Contract Payment due during the preceding Collection Period with respect to each Contract (other than a Contract which became a Defaulted Contract on or prior to such Determination Date) under which the Obligor has not made such payment by such Determination Date; provided, however, that Originator will not be obligated to make a Servicer Advance with respect to any Contract if Originator, in its good faith judgment, believes that such Servicer Advance would be a Nonrecoverable Advance. If Originator determines that any Contract Payment it has made, or is contemplating making, would be a Nonrecoverable Advance, Originator shall deliver to the Trustee an Officers' Certificate stating the basis for such determination.

Servicing Compensation and Payment of Expenses

     For its servicing of the Receivables, Originator will be entitled to receive a monthly Servicing Fee equal to the product of (i) one-twelfth, (ii)

___% and (iii) the Aggregate Discounted Contract Balance of all Contracts as of the preceding Determination Date, payable out of the Collection Account, plus Servicing Charges and Investment Earnings.

     All costs of servicing each Receivable in the manner required by the Receivables Acquisition Agreement shall be borne by Originator, but Originator shall be entitled to retain, out of any amounts actually recovered with respect to any Defaulted Contract [or the Vehicles subject thereto,] Originator's actual out-of-pocket expenses reasonably incurred with respect to such Defaulted Contract [or Vehicles]. In addition, Originator shall be entitled to receive on each Payment Date any unreimbursed Nonrecoverable Advances or Servicer Advances with respect to any Defaulted Contract and the Servicing Fee.

Evidence as to Compliance

     The Receivables Acquisition Agreement requires that with each set of financial statements delivered pursuant to the Receivables Acquisition Agreement, Originator will deliver an Officers' Certificate stating (i) that the officers signing such Certificate have reviewed the relevant terms of the Receivables Acquisition Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of Originator during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action Originator has taken and is taking with respect thereto, and (iii) that on the basis of such review the officers signing such certificate are of the opinion that during such period Originator has serviced the Receivables in compliance with the required procedures except as described in such certificate.

     Originator shall cause a firm of independent certified public accountants (who may also render other services to Originator) to deliver to the Trustee, with a copy to the Rating Agency and each holder of the Notes, within [90] days following the end of each fiscal year of Originator, beginning with Originator's fiscal year ending ____________, 199__, a written statement to the effect that such firm has examined in accordance with generally accepted practices samples of the accounts, records, and computer systems of Originator for the fiscal year ended on the previous ________ relating to the Receivables (which accounts, records, and computer systems shall be described in one or more schedules to such statement), that such firm has compared the information contained in Originator's reports delivered in the relevant period with information contained in the accounts, records, and computer systems for such period, and that, on the basis of such examination and comparison, such firm is of the opinion that Originator has, during the relevant period, serviced the Receivables in compliance with such servicing procedures, manuals, and guides and in the same manner as it services comparable contracts for itself or others, that such accounts, records, and computer systems have been maintained, and that such certificates, accounts, records, and computer systems have been properly prepared and maintained in all material respects, except in each case for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

Other Servicing Procedures

     At least [___] days prior to each Payment Date, Originator shall deliver a report in writing (the "[Monthly] Servicer Report") to each holder of the Notes, the Trustee and the Rating Agency.

     If an Obligor has [___] Contract Payments which are due and unpaid as of any Determination Date, such Obligor's Contract shall become a Defaulted Contract. Where no satisfactory arrangements can be made for collection of delinquent payments within [__] days of a Contract becoming a Defaulted Contract, Originator shall foreclose or otherwise liquidate any such Defaulted Contract [(together with the related Vehicles)] within [60] days of such Contract becoming a Defaulted Contract. In connection with any foreclosure or other liquidation, Originator will take such action as is appropriate, consistent with Originator's administration of contracts in its own portfolio, including such action as may be necessary to cause, or attempt to cause, the Obligor thereunder to cure such default (if the same may be cured) or to terminate or attempt to terminate such Contract and to recover, or attempt to recover, all damages resulting from such default.

     [Originator will use its best efforts (i) to sell or re-lease any Vehicles subject to a Defaulted Contract in a timely manner and upon reasonable terms and conditions so as to reduce as expeditiously as is consistent with sound commercial practice any unreimbursed amounts drawn by the Trustee on the Reserve Account and (ii) to sell or re-lease any Vehicles remaining subject to the lien of the Indenture upon the expiration of the Contract to which such Vehicles is subject, in a timely manner and in a manner consistent with that utilized by Originator with respect to vehicles owned by it so as to realize, to the extent possible under then prevailing market conditions, the Net Residual Value of such Vehicles.]

     [All Residual Payments realized by Originator in the performance of its duties with respect to any item of Vehicles remaining subject to the Lien of the Indenture (net of Originator's actual out-of-pocket expenses reasonably incurred in such realization) shall be held in trust by Originator, as agent for the Trustee, and turned over to the Trustee within [___] Business Days for application in accordance with the provisions of the Indenture, provided that, to the extent that (i) Originator has made any advances with respect to any Contract which thereafter became a Defaulted Contract and (ii) Originator has not otherwise been fully reimbursed for such advances, Originator shall reimburse itself for such advances from any Residual

Payments recovered with respect to such Defaulted Contract before remitting to the Trustee any such amounts for deposit in the Collection Account.]

Removal of the Servicer

     The Receivables Acquisition Agreement will provide that Originator may not resign from its obligations and duties as Servicer thereunder, except upon a determination that Originator's performance of such duties is no longer permissible under applicable law. Originator can only be removed pursuant to a Servicer Event of Default. If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall give written notice to Originator of the termination of all of the rights and obligations of Originator (but none of the Originator's obligations thereunder, which shall survive any such termination) under the Receivables Acquisition Agreement. On and after the time Originator receives a notice of termination, the Trustee shall be the successor in all respects to Originator in its capacity as servicer under the Receivables Acquisition Agreement of the Receivables. The Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to each holder of the Notes and (i) appoint an established institution, satisfactory to the holders of Notes evidencing not less than [_______] of the Voting Rights, as the successor to Originator to assume all of the rights and obligations of Originator, including, without limitation, Originator's right to receive the Servicing Fee (but not the obligations of the Originator contained in the Receivables Acquisition Agreement) or, (ii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as Originator.



                              THE INDENTURE TRUSTEE

     The Indenture Trustee, ____________, has an office at
_______________________.

     The Indenture Trustee may resign, subject to the conditions set forth below, at any time upon written notice to the Sponsor, the Servicer and the [Owner] Trustee, in which event the Servicer will be obligated to appoint a successor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted such appointment within [30] days after the giving of such notice of resignation, the resigning Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor Indenture Trustee. Any successor Indenture Trustee shall meet the financial and other standards for qualifying as a successor Indenture Trustee under the Pooling and Servicing Agreement. The Servicer, the [Owner] Trustee or Noteholders evidencing more than [___%] of the Pool Balance may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Pooling Agreement and fails to resign after written request therefor, or is legally unable to act, or if the Indenture Trustee is adjudicated to be insolvent. In such circumstances, the Servicer, the [Owner] Trustee or such Noteholders will also be obligated to appoint a successor Indenture Trustee. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee.

                               THE [OWNER] TRUSTEE

              ______________________________ will be the [Owner] Trustee under the Trust Agreement. __________________________ is a banking corporation and its principal offices are located at ________________________________________. The
[Owner] Trustee's liability in connection with the issuance and sale of the Notes and the Certificates is limited solely to the express obligations of the [Owner] Trustee set forth in the Trust Agreement and the Pooling and Servicing Agreement.


                                    THE TRUST

     The Trust will be formed in accordance with the laws of the State of __________, pursuant to the Trust Agreement, solely for the purpose of effectuating the transactions described herein. Prior to formation, the Trust will have had no assets or obligations and no operating history. Upon formation, the Trust will not engage in any business activity other than acquiring and holding the Receivables, issuing the Securities Certificates and distributing payments thereon. As described under "Description of the Transfer and Servicing Agreements - Servicing Compensation," a portion of the monthly collections with respect to the Contracts will be paid to the Servicer as servicing compensation. All other expenses of the Trust will be paid on behalf of the Sponsor by the Servicer or by the Originator, as provided in the Trust Agreement.

     The Trust Fund will consist of the [Vehicles], the Contracts and any Scheduled Contract Payments to be made by Obligors (but not including any payments due on or prior to the Cut-Off Date or, with respect to an Additional Receivable, the day prior to the Payment Date on which the Trust acquires such Additional Receivable; any guaranties of an Obligor's obligations under a Contract; any documents in the Contract Files; the insurance policies maintained by the Obligors with respect to the Vehicles (the "Insurance Policies") and the proceeds of such Insurance Policies; any rights of the Sponsor under the Receivables Acquisition Agreement (including the right to instruct the Originator to exercise any unassignable rights of enforcement under the Contracts and any guaranties thereof, the Originator's rights ("Vendor Agreement Rights") under agreements with any vendors from which the Contracts were acquired, and the Insurance Policies); a security interest in the Reserve Account and amounts on deposit therein; and any and all income and proceeds of the foregoing. Neither the Pooling and Servicing Agreement permit the Trust to acquire any additional assets. Because the Trust does not have any operating history and will not engage in any business activity other than owning the Trust Fund, issuing the Securities and making distributions thereon, there has not been included any historical or pro forma ratio of earnings to fixed charges with respect to the Trust.


                            DESCRIPTION OF THE NOTES

General


     The Notes will be issued pursuant to the terms of the Indenture. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Notes and the Indenture. ______________________, a _______________ banking corporation, will be the
Indenture Trustee under the Indenture.

The [A-1 Notes]

     Payments of Interest. Interest on the principal balance of the [A-1 Notes] will be payable to the [A-1 Noteholders] [monthly] on each Payment Date commencing _______________, 199__. "Payment Date" shall mean the [____] day of each [month] or, if any such date is not a business day, on the next succeeding business day. Interest will accrue from and including the Closing Date or from and including the most recent Payment Date to but excluding such Payment Date and will be calculated on the basis of a year of 360 days, in each case for the actual number of days occurring in the period for which such interest is payable. Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date together with interest on such amount at the rate per annum specified below. Interest payments on the [A-1 Notes] will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and amounts from the Reserve Account. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" herein. If the amount of interest on the principal balance of the [A-1 Notes] and the [A-2 Notes] payable on any Payment Date exceeds the excess of (A) the sum of (i) collections on the Receivables for the related Collection Period plus (ii) the amount of cash on deposit in the Reserve Account over (B) the amount of the Servicing Fees payable on such Payment Date, the [A-1 Noteholders] and the [A-2 Noteholders] will receive their ratable share (based upon the total amount of interest due to the [A-1 Noteholders] and the [A-2 Noteholders], as the case may be) of the amount available to be distributed in respect of interest on the [A-1 Notes] and the [A-2 Notes].

     [On each Payment Date, the [A-1 Note] Interest Rate will equal LIBOR for such Payment Date [minus][plus] _____%. "LIBOR" with respect to any Payment Date shall be established by the Indenture Trustee and shall equal the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered rates for United States dollar deposits for one month which appear on the Reuters Screen LIBO Page (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Payment Date (or, in the case of the initial Payment Date, the second LIBOR Business Day prior to the Closing Date); provided that at least two such offered rates appear on the Reuters Screen LIBO Page on such date. If fewer than two offered rates appear, LIBOR will be determined on such date as described in the paragraph below. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "LIBOR Business Day", for purposes of the Indenture, is a day that is both a Business Day and a day on which banking institutions in the City of London, England, are not required or authorized by law to be closed. A "Business Day" is a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City are authorized or obligated by law, regulation or executive order to remain closed.]

     [If on such date fewer than two offered rates appear on the Reuters Screen LIBO Page, the Indenture Trustee will request of each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Sponsor) to provide the Indenture Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Indenture Trustee with such offered quotations, LIBOR on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of all such quotations. If on such date fewer than two of the Reference Banks provide the Indenture Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered per annum rates which one or more leading banks in The City of New York selected by the Indenture Trustee after consultation with the Sponsor are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for

United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Payment Date.]

     [On each Payment Date the [A-1 Note] Interest Rate will equal _____%; provided, however, that it the [A-1 Note] Interest Rate for such Payment Date computed without giving effect to this proviso exceeds the Net Receivables Rate borne by the Receivables during the related Collection Period, then the [A-1 Note] Interest Rate for such Payment Date will be the [A-1 Note] Alternative Interest Rate. The "[A-1 Note] Alternative Interest Rate" for any Payment Date means the Net Receivables Rate borne by the Receivables during the related Collection Period; provided, however, that in no event shall the [A-1 Note] Alternative Interest Rate be less than _____% per annum; provided further that to the extent that the interest paid to the [A-1 Noteholders] is less than _____% per annum, the difference between the amount of interest paid and interest at _____% per annum shall be payable on subsequent Payment Dates as [Class A-1] Noteholders' Interest Carryover Amount.]

     Payments of Principal. Principal payments will be made to the [A-1 Noteholders] on each Payment Date in an amount generally equal to the Principal Distribution Amount until the principal balance of the [A-1 Notes] is reduced to zero. Principal payments on the [A-1 Notes] will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and the Noteholders' Interest Distributable Amount, and from funds, if any, in the Reserve Account remaining after the payment of the Noteholders' Interest Distributable Amount and from funds, if any, in the [Class A-1] Maturity Account. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" herein. The outstanding principal amount, if any, of the [A-1 Notes] will be payable in full on the [A-1] Final Scheduled Payment Date.

The A-2 Notes

     Payments of Interest. Interest on the principal balance of the [A-2 Notes] will be payable to the [A-2 Noteholders] [monthly] on each Payment Date commencing _______________, 199__. Interest will accrue from and including the Closing Date or the most recent Payment Date to but excluding each Payment Date and will be calculated on the basis of a year of 360 days, in each case for the actual number of days occurring in the period for which such interest is payable. Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date together with interest on such amount at the rate per annum specified below. Interest payments on the [A-2 Notes] will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and from the Reserve Account. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" herein. If the amount of interest on the principal balance of the [A-1 Notes] and the [A-2 Notes] payable on any Payment Date exceeds the excess of (A) the sum of (i) collections on the Receivables plus (ii) the amount of cash on deposit in the Reserve Account over (B) the amount of the Servicing Fees payable on such Payment Date, the [A-1 Noteholders] and the [A-2 Noteholders] will receive their ratable share (based upon the total amount of interest due to the [A-1 Noteholders] and the [A-2 Noteholders], as the case may be) of the amount available to be distributed in respect of interest on the [A-1 Notes] and the [A-2 Notes].


     [On each Payment Date, the [A-1 Note] Interest Rate will equal LIBOR for such Payment Date [minus][plus] _____%. "LIBOR" with respect to any Payment Date shall be established by the Indenture Trustee and shall equal the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered rates for United States dollar deposits for one month which appear on the Reuters Screen LIBO Page (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Payment Date (or, in the case of the initial Payment Date, the second LIBOR Business Day prior to the Closing
Date); provided that at least two such offered rates appear on the Reuters Screen LIBO Page on such date. If fewer than two offered rates appear, LIBOR will be determined on such date as described in the paragraph below. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "LIBOR Business Day", for purposes of the Indenture, is a day that is both a Business Day and a day on which banking institutions in the City of London, England, are not required or authorized by law to be closed. A "Business Day" is a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City are authorized or obligated by law, regulation or executive order to remain closed.]

     [If on such date fewer than two offered rates appear on the Reuters Screen LIBO Page, the Indenture Trustee will request of each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Sponsor) to provide the Indenture Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Indenture Trustee with such offered quotations, LIBOR on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of all such quotations. If on such date fewer than two of the Reference Banks provide the Indenture Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered per annum rates which one or more leading banks in The City of New York selected by the Indenture Trustee after consultation with the Sponsor are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Payment Date.]


     [On each Payment Date the [A-2 Note] Interest Rate will equal _____%; provided, however, that it the [A-2 Note] Interest Rate for such Payment Date computed without giving effect to this proviso exceeds the Net Receivables Rate borne by the Receivables during the related Collection Period, then the [A-2 Note] Interest Rate for such Payment Date will be the [A-2 Note] Alternative Interest Rate. The "[A-2 Note] Alternative Interest Rate" for any Payment Date means the Net Receivables Rate borne by the Receivables during the related Collection Period; provided, however, that in no event shall the [A-2 Note] Alternative Interest Rate be less than _____% per annum; provided further that to the extent that the interest paid to the [A-2 Noteholders] is less than _____% per annum, the difference between the amount of interest paid and interest at _____% per annum shall be payable on subsequent Payment Dates as [Class A-2] Noteholders' Interest Carryover Amount.]

     Payments of Principal. Principal payments will be made to the [A-2 Noteholders] on and after the latest to occur of (x) the Payment Date on which the [A-1 Notes] have been paid in full, (y) the _______________, 199__ Payment Date and (z) the Payment Date on which the lesser of the full amount of the Maturity Draw or the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, in an amount generally equal to the [A-2 Noteholders'] Percentage of the difference between the Principal Distribution Amount and the portion thereof, if any, of the Principal Distribution Amount paid in respect of the [A-1

Notes] on such Payment Date or deposited in the Reserve Account in respect of a Maturity Draw. Principal payments on the [A-2 Notes] will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee, and the Noteholders' Interest Distributable Amount, from funds, if any, in the Reserve Account remaining after the payment of the Noteholders' Interest Distributable Amount, and from funds, if any, in the [Class A-2] Lockout Account. In addition, on and after the _______________, 199__ Payment Date, certain amounts available to be released from the Reserve Account will be distributed to the [A-2 Noteholders] as a payment of principal after such amounts are applied to pay the outstanding [Class A-2] Noteholders' Interest Carryover Amount, if any, in full. See "Description of the Transfer and Servicing Agreements Distributions" and "--Reserve Account" herein. The outstanding principal amount, if any, of the [A-2 Notes] will be payable in full on the [A-2] Final Scheduled Payment Date.

     Optional Redemption. The [A-2 Notes] will be redeemed in whole, but not in part, on any Payment Date after the date on which the [A-1 Notes] have been paid in full on which the Servicer exercises its option to purchase the Receivables when the aggregate principal amount of the Receivables shall be less than ___% of the initial Pool Balance. The [A-2] Redemption Price is equal to the unpaid principal amount of the [A-2 Notes], plus accrued but unpaid interest thereon. The [A-1 Notes] are not redeemable prior to maturity.


                         DESCRIPTION OF THE CERTIFICATES

General


     The Certificates will be issued pursuant to the terms of the Trust Agreement. A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Certificates and the Trust Agreement.


     Distributions of principal of, and interest on, the Certificates will be made by the [Owner] Trustee in accordance with the procedures set forth in the Trust Agreement directly to holders of Certificates in whose names the Certificates were registered at the close of business on the Certificate Record Date. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the [Owner] Trustee or by wire transfer. The final payment on any Certificate, however, will be made only upon presentation and surrender of such Certificate at the office or agency specified in the notice of final distribution to Certificateholders.

     Certificates will be transferable and exchangeable at the offices of the [Owner] Trustee or a certificate registrar named in a notice delivered to holders of Certificates. No service charge will be imposed for any registration of transfer or exchange, but the [Owner] Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

     Purchasers (including nominees of beneficial owners) of Certificates and their assignees must represent that the beneficial owners are individuals or entities that are U.S. persons (generally, citizens or residents of the U.S. and corporations or partnerships organized under U.S. law), and each must provide a certification of non-foreign status under penalties of perjury.

The Certificates

     Distributions of Interest Income. Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Pass-Through Rate. [The Pass-Through Rate for any

Payment Date means [___%] [a rate per annum equal to _____% plus an amount equal to the product of _____ multiplied by LIBOR for such Payment Date;] provided, however that on and after the _______________, 199__ Payment Date, if the aggregate amount of Realized Losses during the period from the Cut-off Date through the end of the fiscal month ending in _______________, 199__ is ar amount that is (x) _____% or less (but greater than _____%) of the Pool Balance as of the Cut-off Date the Pass-Through Rate (as determined in the clause preceding this proviso) for any Payment Date shall be increased by _____% per annum or (y) _____% or less of the Pool Balance as of the Cut-off Date, the Pass-Through Rate (as determined in the clause preceding this proviso) for any Payment Date shall be increased by _____% per annum; provided further that, notwithstanding the preceding proviso, if the Net Receivables Rate borne by the Receivables during the prior Collection Period is less than the Pass Through Rate thus calculated for such Payment Date, then the Pass-Through Rate payable on the Certificates will equal such Net Receivables Rate. [In addition, Certificateholders will receive on each Payment Date, if on such Payment Date the amount on deposit in the Reserve Account, after giving effect to all withdrawals for payments on the Notes and the Certificates and all deposits required to be made on such Payment Date, exceeds the Specified Reserve Account Balance, an amount equal to the lesser of (1) such excess and (2) [one-twelfth] of the product of (a) ___% of the excess, if any, of (i) the amount of the positive spread, if any, between the Base Rate in effect on the date that LIBOR for such Payment Date is established and LIBOR for such Payment Date over (ii) _____% times (b) _____% of the Certificate Balance on the preceding Payment Date.] Interest will be calculated on the basis on a year of 360 days, in each case for the actual number of days occurring in the period for which interest is payable. Such amounts will be distributable every [month] on each Payment Date commencing _______________, 199__. Interest for each Payment Date will accrue from and including "the Closing Date or from the most recent Payment Date but excluding the current Payment Date. Interest distributions due for any Payment Date but not distributed on such Payment Date will be due on the next Payment Date increased by an amount equal to interest on such amount at the Pass-Through Rate. Interest distributions with respect to the Certificates will be funded from the portion of the Total Distribution Amount and the funds in the Reserve Account remaining after the distribution of the Servicing Fee and the Noteholders' Distributable Amount. See "Description of the Transfer and Servicing Agreements-- Distributions" and "--Reserve Account" herein.

     Distributions of Principal Payments. Certificateholders will be entitled to distributions on each Payment Date in an amount generally equal to the Certificateholders' Percentage of (or, following the payment in full of the Notes, all of) the Principal Distribution Amount. Distributions with respect to principal payments will be funded from the portion of the Total Distribution Amount remaining after the distribution of the Servicing Fee, the Noteholders' Distributable Amount and the Certificateholders' Interest Distributable Amount, and from funds, if any, in the Reserve Account remaining after the payment of the Noteholders' Distributable Amount and the Certificateholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreements-- Distributions" and "--Reserve Account" herein. Until the Payment Date following the latest to occur of (i) the Payment Date after the Payment Date on which the principal balance of the [A-1 Notes] is reduced to zero, (ii) the _______________, 199__ Payment Date and (iii) the Payment Date after the Payment Date on which the lesser of the full amount of the Maturity Draw or the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, the Certificateholders' Percentage will be zero. Thereafter, the Certificateholders' Percentage will be _____%. However, if the amount on deposit in the Reserve Account is less than the lower of _____% of the initial Pool Balance and the sum of the aggregate outstanding principal amount of the Notes and the Certificate Balance on any Payment Date, then, with respect to each Payment Date thereafter, the Certificateholders will not receive any distributions of principal until the Notes have been paid in full.

     Optional Purchase. If the Servicer exercises its option to purchase the Receivables when the aggregate principal amount of the Receivables is less than _____% of the initial Pool Balance, the Certificateholders will receive an amount in respect of the Certificates equal to the Certificate Balance together with accrued interest at the Pass-Through Rate and the Certificates will be retired.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS


     The following summary describes certain terms of the Pooling and Servicing Agreement pursuant to which the Trust is receiving and the Servicer is undertaking to service, the Receivables, the Receivables Acquisition Agreement pursuant to which the Sponsor is acquiring the Receivables, and the Trust Agreement pursuant to which the Trust will be created and the Certificates will be issued (collectively, the "Transfer and Servicing Agreements"). A copy of the Transfer and Servicing Agreements will be filed with the Commission following the issuance of the Securities. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Transfer and Servicing Agreements.


Transfer and Assignment of Receivables

     Certain information with respect to the conveyance on the Closing Date of the Receivables from the Originator to the Sponsor pursuant to the Receivables Acquisition Agreement and from the Sponsor to the Trust pursuant to the Pooling and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements--Assignment of the Receivables Pursuant to Receivables Acquisition Agreement" in the Prospectus.

Accounts


     In addition to the Accounts referred to in the Prospectus under "Description of Transfer and Servicing Agreements--Trust Agreements--Accounts", the Servicer will also establish and maintain at the office of the Indenture Trustee (i) the Reserve Account, in the name of the Indenture Trustee on behalf of the Noteholders and the Certificateholders, (ii) the [Class A-1] Maturity Account, and (iii) the [Class A-2] Lockout Account.

Servicing Compensation

     The Servicer will be entitled to receive the Servicing Fee for each Collection Period in an amount equal to _____% per annum of the Pool Balance as of the first day of such Collection Period. The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid solely to the extent of the Interest Distribution Amount. However, the Servicing Fee will be paid prior to the distribution of any portion of the Interest Distribution Amount to the Noteholders or the Certificateholders. See "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the Prospectus.

Distributions

     Deposits to Collection Account. By the [____] business day prior to a Payment Date (each a "Determination Date"), the Servicer will provide the Indenture Trustee with certain information with respect to the related Collection Period, including the amount of aggregate collections on the Receivables and the aggregate Discounted Contract Balance of Receivables to be acquired by the Sponsor or to be purchased by the Servicer.

     On or before each Payment Date, the Servicer will cause the Total Distribution Amount to be deposited into the Collection Account. The "Total Distribution Amount" for a Payment Date shall be the aggregate collections (including any Liquidation Proceeds) in respect of the Receivables during the related Collection Period plus Investment Earnings during such Collection Period. The Total Distribution Amount on any Payment Date shall exclude all payments and proceeds (including Liquidation Proceeds) of (i) any Receivables the Discounted Contract Balance of which has been included in the Total Distribution Amount in a prior Collection Period and (ii) any Liquidated Receivable after the reassignment of such Liquidated Receivable by the Trust to the Sponsor.

     "Liquidated Receivables" means defaulted Receivables in respect of which the Vehicles has been sold or otherwise disposed of and "Liquidation Proceeds" means all proceeds of the Liquidated Receivables, net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivables.


     The "Interest Distribution Amount" for a Payment Date shall be the excess, if any, of the Total Distribution Amount over the Principal Distribution Amount for such Payment Date.

     The "Principal Distribution Amount" for a Payment Date shall mean either
(i) in all cases when clause (ii) does not apply, the Note Value Decline for the fiscal month ending immediately prior to such Payment Date or (ii) if the Base Rate at the beginning of the fiscal month ending immediately prior to such Payment Date is not equal to the Base Rate at the beginning of the next fiscal month, the Alternate Principal Distribution Amount for such fiscal month.

     Deposits to the Distribution Accounts. On the [_____] business day prior to each Payment Date, the Servicer shall instruct the Indenture Trustee to make deposits and distributions for receipt by the Servicer or for deposit in the applicable Trust Account or Certificate Distribution Account on the following Payment Date.

     Distributions of the Total Distribution Amount shall be made in the following order of priority:

          [(i) to the Servicer, from the Interest Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

          (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

          (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the [A-1 Noteholders'] Principal Distributable Amount; provided, however, that if funds were withdrawn from the Reserve Account in order to pay the [A-1 Noteholders'] Monthly Principal Distributable Amount on the _______________, 199__ Payment Date (the "Maturity Draw"), the Reserve Account will be reimbursed up to the lesser of the amount of such draw and the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance out of the amount of the Total Distribution

     Amount that would have been distributable to the holders of the [A-1 Notes] as principal had the outstanding principal balance of the [A-1 Notes] on the _______________, 19__ Payment Date remained outstanding and had no withdrawal from the Reserve Account been made;

          (iv) on each Payment Date prior to the _______________, 19__ Payment

     Date, to the [Class A-2] Lockout Account, and thereafter, to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii) and (iii), the [A-2 Noteholders'] Principal Distributable Amount;

          (v) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through
     (iv), the Certificateholders' Interest Distributable Amount;

          (vi) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through
     (v), the Certificateholders' Principal Distributable Amount;

          (vii) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (vi) the amount, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance;

          (viii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (vii), the [Class A-2 Noteholders'] Interest Carryover Amount; and

          (ix) to the Reserve Account, the Total Distribution Amount remaining after the application of clauses (i) through (viii).]

     The "Note Value" of the Receivables represents the principal amount of Notes and Certificates that, based on the assumptions stated below, can be supported by the scheduled payments on the Receivables.

     "Note Value" of the Receivables means, with respect to any day, the present value of the scheduled and unpaid payments on the Receivables, discounted to such day monthly at an annual rate equal to the Receivables Rate on such day. [For purposes of calculating Note Value, in the event of a defaulted Receivable,
(a) prior to repossession of the Vehicles securing such defaulted Receivable, the scheduled payments on such Receivable will be computed based on the amounts that would have been the scheduled payments had such default not occurred, (b) after the time at which the Vehicles securing such defaulted Receivable has been repossessed, but prior to liquidation of such defaulted Receivable, the principal balance of such defaulted Receivable shall be added to such Note Value, but there shall be deemed to be no scheduled payments due on such defaulted Receivable and (c) after liquidation of such defaulted Receivable there shall be deemed to be no scheduled payments due on such Receivable. As a result of the calculations described in the preceding sentence, as of the end of any Collection Period, the Note Value of the Receivables, to the extent it relates to a defaulted Receivable, will be reduced only after liquidation of any defaulted Receivable.]

     "Note Value Decline", with respect to any fiscal month, means the amount (not less than zero) equal to (i) the Note Value as of the beginning of such fiscal month less (ii) the Note Value as of the beginning of the next fiscal month.

     "Alternate Principal Distribution Amount" for a fiscal month means (a) the sum of (i) the collections in respect of the Receivables (including Liquidation Proceeds) during such fiscal month and (ii) Realized Losses in respect of Receivables that become Liquidated Receivables in such fiscal month less (b) [one-twelfth] of the product of (x) the Note Value at the beginning of the preceding fiscal month and (y) the Receivables Rate at the beginning of such preceding fiscal month.

     "Realized Losses" means the excess of the principal balance of the Liquidated Receivables over Liquidation Proceeds to the extent allocable to principal.

     "Noteholders' Distributable Amount" means, with respect to any Payment Date, the sum of the [A-1 Noteholders'] Principal Distributable Amount, the [A-2 Noteholders'] Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     "Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Noteholders Interest Carryover Shortfall for such Payment Date.

     "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Payment Date an amount equal to the sum of (i) the interest accrued from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to, but excluding such Payment Date at a rate equal to the [A-1 Note] Interest Rate on the outstanding principal balance of the [A-1 Notes] on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all distributions of principal to [A-1 Noteholders] on such Payment Date and (ii) the interest accrued from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date at a rate equal to the [A-2 Note] Interest Rate on the outstanding principal balance of the [A-2 Notes] on the immediately preceding Payment Date (or, in the case of the first Payment Date, on the Closing Date) after giving effect to all distributions of principal to the [A-2 Noteholders] on such Payment Date.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the weighted average interest rate borne by the [A-1 Notes] and the [A-2 Notes] from such preceding Payment Date through the current Payment Date.


     "[A-1 Noteholders'] Principal Distributable Amount" means, with respect to any Payment Date, the sum of the [A-1 Noteholders'] Monthly Principal Distributable Amount for such Payment Date and the [A-1 Noteholders'] Principal Carryover Shortfall as of the close of the preceding Payment Date; provided, however, that the [A-1 Noteholders'] Principal Distributable Amount shall not exceed the outstanding principal balance of the [A-1 Notes]. In addition, on the [A-1] Final Scheduled Payment Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (i) after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding principal balance of the [A-1 Notes] to zero.

     "[A-2 Noteholders'] Principal Distributable Amount" means, with respect to any Payment Date the sum of the [A-2 Noteholders'] Monthly Principal Distributable Amount for such

Payment Date and the [A-2 Noteholders'] Principal Carryover Shortfall as of the close of the preceding Payment Date; provided, however, that, until an amount sufficient to reduce the outstanding principal balance of the [A-1 Notes] to zero has been deposited in the Note Distribution Account, the [A-2 Noteholders'] Principal Distribution Amount shall be zero; provided further that the [A-2 Noteholders'] Principal Distribution Amount shall not exceed the outstanding principal balance of the [A-2 Notes]. In addition, on the [A-2] Final Scheduled Payment Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding principal balance of the [A-2 Notes] to zero.

     "[A-1 Noteholders'] [Monthly] Principal Distributable Amount" means, with respect to any Payment Date until the later of (i) the Payment Date on which the outstanding principal balance of the [A-1 Notes] has been reduced to zero and
(ii) the Payment Date on which the lesser of the full amount of the Maturity Draw or the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, ___% of the Principal Distribution Amount, but not in excess of the outstanding principal balance of the [A-1 Notes] or the amount of the Maturity Draw required to be deposited in the Reserve Account on such Payment Date but not previously deposited in the Reserve Account, as the case may be.

     "[A-2 Noteholders'] [Monthly] Principal Distributable Amount" means, with respect to any Payment Date on or after the later to occur of (i) the Payment Date on which an amount sufficient to reduce the outstanding principal balance of the [A-1 Notes] to zero has been deposited in the Note Distribution Account and (ii) the Payment Date on which the lesser of the full amount of the Maturity Draw and the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, the [A-2 Noteholders'] Percentage of the difference between the Principal Distribution Amount and the portion thereof, if any, applied to reduce the principal balance of the [A-1 Notes] to zero or the portion thereof deposited into the Reserve Account in respect of a Maturity Draw, as the case may be; provided, however, that if the amount on deposit in the Reserve Account is less than the lesser of _______% of the initial Pool Balance and the sum of the outstanding principal amount of the Notes and the Certificate Balance on any Payment Date, then, with respect to each Payment Date thereafter, the [A-2 Noteholders'] Monthly Principal Distributable Amount means 100% of the Principal Distribution Amount less the portion thereof, if any, necessary on such Payment Date to be deposited in the Note Distribution Account to reduce the outstanding principal balance of the [A-1 Notes] to zero. In addition, on or after the ___________________, 199__ Payment Date, certain amounts from the Reserve Account may be paid as accelerated principal on the [A-2 Notes] as described under "Reserve Account" below.

     "[A-2 Noteholders'] Percentage" means (i) for each Payment Date to and including the latest to occur of (x) the Payment Date on which the principal balance of the Class [A-1 Notes] is reduced to zero, (y) the ___________________, 199__ Payment Date and (z) the Payment Date on which the lesser of the full amount of the Maturity Draw or the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, _____% and (ii) thereafter, ____%; provided, however, that if, on or after the latest occur of (x) the Payment Date on which the principal balance of the [A-1 Notes] is reduced to zero, (y) the ______________, 19__ Payment Date and (z) the Payment Date on which the lesser of the full amount of the Maturity Draw or the amount of the Maturity Draw, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, the amount on deposit in the Reserve Account is less than the lesser of ____% of the initial Pool Balance and the sum of the outstanding principal amount of the Notes and the Certificate Balance, then, with respect to each Payment Date thereafter, the [A-2 Noteholders'] Percentage shall be _____%.


     "[A-1 Noteholders'] Principal Carryover Shortfall" means, as of the close of any Payment Date, the excess of the [A-1 Noteholders'] [Monthly] Principal Distributable Amount and any outstanding [A-1 Noteholders'] Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Note Distribution Account in respect of the [A-1 Notes.]

     "[A-2 Noteholders'] Principal Carryover Shortfall" means, as of the close of any Payment Date, the excess of the [A-2 Noteholders'] [Monthly] Principal Distributable Amount and any outstanding [A-2 Noteholders'] Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Note Distribution Account in respect of the [A-2 Notes].

     "[Class A-2 Noteholders]' Interest Carryover Amount" means, if on any Payment Date the [A-2 Notes] bear interest at the [A-2 Note] Alternative Interest Rate, the excess of (a) the amount of interest on the [A-2 Notes] that would have accrued in respect of such Payment Date had such interest been calculated at _______% per annum over (b) the amount of interest on the [A-2 Notes] actually accrued in respect of such Payment Date based on the [A-2 Note] Alternative Interest Rate, together with the unpaid portion of any such excess from prior Payment Dates and interest accrued thereon, to the extent permitted by law, calculated at the [A-2 Note] Interest Rate without taking into account the [A-2 Note] Alternative Interest Rate.

     "Certificateholders' Distributable Amount" means, with respect to any Payment Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

     "Certificateholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Payment Date and the Certificateholders' Interest Carryover Shortfall for such Payment Date.

     "Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Payment Date, the sum of (i) interest accrued from and including the preceding Payment Date to, but not including, such current Payment Date (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to, but excluding, such current Payment Date) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Payment Date, on the Closing Date) [plus
(ii) if on such Payment Date the amount on deposit in the Reserve Account, after giving effect to all withdrawals for payment on the Notes and the Certificates (other than pursuant to this clause (ii)) and all deposits required to be made on such Payment Date, exceeds the Specified Reserve Account Balance, an amount equal to the lesser of (1) such excess and (2) [one-twelfth] of the product of
(a) ___% of the excess, if any, of (x) the amount of the positive spread, if any, between the Base Rate in effect on the date that LIBOR is established for such Payment Date and LIBOR for such Payment Date over (y) _____% times (b) ___% of the Certificate Balance on the preceding Payment Date.]

     "Pass-Through Rate" means, with respect to the Certificates, on any Payment Date a rate per annum equal to _______% [plus an amount equal to the product of

0.___ multiplied by LIBOR for such Payment Date;] provided, however, that on and after the ______________, 199_ Payment Date, if the aggregate amount of Realized Losses during the period from the Cut-off Date through the fiscal month ending in ______________, 199__, is an amount, expressed as a percentage, that is (x) 0.___% or less (but greater than 0.___%) of the Pool Balance as of the Cut-off Date, the Pass-Through Rate (as determined in the clause preceding this proviso) for any Payment Date shall be increased by 0.___% per annum or (y) 0.___% or less of the Pool Balance as of the Cut-off Date, the Pass-Through Rate (as determined in the clause preceding this proviso) for any Payment Date shall be increased by 0.___% per annum; provided further that, notwithstanding the preceding proviso, if the Net Receivables Rate borne by the Receivables during the prior Collection Period is less than the Pass-Through Rate thus calculated for such Payment Date, then the Pass-Through Rate for such Payment Date shall equal such Net Receivables Rate.

     "Certificateholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Certificateholders' [Monthly] Interest Distributable Amount for the preceding Payment Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from such preceding Payment Date through the current Payment Date.

     "Certificateholders' Principal Distributable Amount" means, with respect to any Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Payment Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Payment Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on _______________, 199__, the principal required to be distributed to Certificateholders will include the amount necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Payment Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Certificateholders' [Monthly] Principal Distributable Amount" means, with respect to any Payment Date on or after the latest to occur of (i) the Payment Date following the Payment Date on which the principal balance of the [A-1 Notes] is reduced to zero, (ii) the _______________, 199__ Payment Date and
(iii) the Payment Date following the Payment Date on which the lesser of the full amount of the Maturity Date or the amount of the Maturity Draw, of any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance is deposited into the Reserve Account, the

Certificateholders' Percentage of the Principal Distribution Amount (less the portion thereof, if any, applied on such Payment Date to reduce the principal balance of the [A-1 Notes] to zero or deposited in the Reserve Account in respect of a Maturity Draw) and, with respect to any Payment Date on or after the Payment Date on which the outstanding principal balance of the [A-2 Notes] is reduced to zero, ____% of the Principal Distribution Amount (less the portion thereof required on the first such Payment Date to reduce the outstanding principal balance of the A-2 Notes to zero, which shall be deposited into the Note Distribution Account); provided, however, that if as described in the definition of "[A-2 Noteholders'] [Monthly] Principal Distributable Amount", ____% of the Principal Distribution Amount is required to be deposited in the Note Distribution Account, then no portion of the Principal Distribution Amount will be deposited in the Certificate Distribution Account until the Notes have been paid in full.

     "Certificateholders' Percentage" means 100% minus the [A-2 Noteholders'] Percentage.

     "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Payment Date, the sum of (i) the excess of the Certificateholders' [Monthly] Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Payment Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account and (ii) the unreimbursed portion of the amount by which the Certificate Balance has been reduced as described in the second sentence of the definition of "Certificate Balance" immediately following.

     "Certificate Balance" equals, initially, $____________________ and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders. The Certificate Balance shall also be reduced on any Payment Date by the excess, if any, of the sum of the Certificate Balance and the outstanding principal balance of the Notes (after giving effect to amounts allocable to principal to be deposited in the Certificate Distribution Account and the Note Distribution Account on such Payment Date) over the sum of the Note Value as of the close of business on the last day of the preceding Collection Period and the amount on deposit in the Reserve Account after giving effect to any distributions therefrom on such Payment Date. Thereafter, the Certificate Balance shall be increased to the extent that any portion of the Total Distribution Amount is available to pay the existing Certificateholders' Principal Carryover Shortfall, but not by more than the aggregate reductions in the Certificate Balance.

     On each Payment Date, all amounts on deposit in the Note Distribution Account (other than investment earnings, if any) will be distributed to the

Noteholders.

     On each Payment Date, all amounts on deposit in the Certificate Distribution Account (other than investment earnings, if any) will be distributed to the Certificateholders.

[Class A-1] Maturity Account

     If, on any Payment Date prior to the _______________, 199__ Payment Date, the aggregate amount on deposit in the [Class A-1] Maturity Account exceeds the aggregate principal balance of the [A-1 Notes] outstanding on such Payment Date, the amount of such excess shall be deposited in the Reserve Account for distribution on such Payment Date to the Sponsor and the amount of such excess shall be distributed to the Sponsor on such Business Day regardless of whether the amount on deposit in the Reserve Account is less than, equal to or greater than the Specified Reserve Account Balance; provided, however, that prior to paying the amount of such excess to the Sponsor, such excess shall be deposited into the Note Distribution Account to the extent necessary to pay any outstanding [Class A-2 Noteholders'] Interest Carryover Amount. On the second Business Day prior to the _______________, 199__ Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw all funds on deposit in the [Class A-1] Maturity Account and to deposit such funds in the Note Distribution Account for distribution as principal to the [A-1 Noteholders] in an amount such that the outstanding principal balance of the [A-1 Notes] (after taking into account any deposits to the Note Distribution Account on such Payment Date in respect of principal) is reduced to zero. Any amount remaining in the [Class A-1] Maturity Account after such withdrawal shall be deposited in the Reserve Account for distribution on such Payment Date to the Sponsor and the amount of such excess shall be distributed to the Sponsor on such Business Day regardless of whether the amount on deposit in the Reserve Account is less than, equal to or greater than the Specified Reserve Account Balance; provided, however, that prior to paying the amount of such excess to the Sponsor, such excess shall be deposited into the Note Distribution Account to the extent necessary to pay any outstanding [Class A-2 Noteholders'] Interest Carryover Amount.

[Class A-2] Lockout Account

     On the second Business Day prior to the _______________, 199__ Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw all funds on deposit in the [Class A-2]

Lockout Account and to deposit such funds in the Note Distribution Account for distribution as principal to the [A-2 Noteholders.]

Reserve Account


     The Servicer shall be required, not later than each Payment Date, to deposit into the Collection Account the Delinquency Interest Advances. The Servicer will be permitted to fund its payment of Delinquency Interest Advances on any Payment Date from collections on any Receivable deposited to the Collection Account subsequent to the related Collection Period and will be required to deposit into the collection with respect thereto (i) collections from the Obligor whose delinquency gave rise to the shortfall which resulted in such Delinquency Interest Advance and (ii) Net Liquidation Proceeds recovered on account of the related Receivable to the extent of the amount of aggregate Delinquency Interest Advance related thereto.

     A Receivable is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.



                    FEDERAL AND STATE INCOME TAX CONSEQUENCES

     In the opinion of Dewey Ballantine, special tax counsel to the Trust, the Sponsor and the Underwriters ("Tax Counsel"), the following discussion accurately reflects the material federal income tax consequences relevant to the purchase, ownership and disposition of the Notes and the Certificates. The discussion herein does not purport to deal with all aspects of federal income taxation that may be relevant to holders of the Notes or holders of the Certificates in light of their specific investment circumstances, nor to certain types of holders subject to special treatment under the federal income tax laws (for example, banks, life insurance companies and tax-exempt organizations). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations (proposed, temporary and final) promulgated thereunder, judicial decisions and Internal Revenue Service ("IRS") rulings, all of which are subject to change, which change may be retroactively applied in a manner that could adversely affect a holder of one or more of the Notes or the Certificates. The information below is directed to investors that will hold the Notes or the Certificates, as the case may be, as capital assets (generally, property held for investment) within the meaning of
Section 1221 of the Code.


     Prospective investors are advised to consult their own tax advisors with regard to the federal income tax consequences of purchasing, holding and disposing of the Notes and the Certificates, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction. The Trust will be provided with an opinion of Tax Counsel regarding certain federal income tax matters discussed below. An opinion of counsel, however, is not binding on the IRS or the courts. The Trust has not sought, nor does it intend to seek, a ruling from the IRS that its position as reflected in the discussion below will be accepted by the IRS. [Moreover, there are no cases or IRS rulings on similar transactions involving both debt and equity interests issued by a trust similar to those of the Notes and the Certificates and, as a result, there can be no assurance that the IRS will agree with the conclusions and discussion below.]

     [The discussion below of original issue discount is based in part on regulations proposed, but not yet effective (the "Proposed OID Regulations"), under the Code. While the Proposed OID Regulations are proposed to be effective for debt instruments issued sixty or more days after final regulations are issued, the Proposed OID Regulations are a current indication of the views of the IRS with respect to the federal income tax treatment of debt instruments under the original issue discount rules. Because of their proposed effective date, however, their application in the case of the Notes is not clear and, further, subsequent versions of the Proposed OID Regulations or final regulations may be adopted that have different rules that change the treatment of the Notes under the original issue discount rules from the treatment described below.]

Tax Classification of the Trust

     Tax Counsel will advise the Trust that, based upon the terms of the Trust Agreement and related documents and transactions as described in the Prospectus and herein (and assuming ongoing compliance with such agreement and documents), the Trust will not be classified as an association (or as a publicly traded partnership) taxable as a corporation for federal income tax purposes. This advice is based upon conclusions by Tax Counsel that (1) the Trust will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation, and (2) the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

     [Prospective investors should be aware, however, that the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Sponsor and the Servicer is not entirely clear because there is no authority on transactions closely comparable to that contemplated herein.] If, contrary to the opinion of Tax Counsel, the IRS successfully argued that the Trust should be classified (and thus taxable) as a corporation, the Trust, including the income from the Receivables (reduced by deductions, including interest expense on the Notes if the Notes were treated as debt of the Trust and not otherwise recharacterized), would be subject to federal income tax at corporate rates. Such a tax could substantially reduce the amounts available to make payments on the Notes and distributions on the Certificates (and holders of Certificates could be liable for any such tax that is unpaid by the Trust).

Tax Considerations for Noteholders

     Treatment of Notes as Indebtedness. Tax Counsel will advise the Trust that, based upon the terms of the Notes and the documents and transactions relating thereto as described in the Prospectus and herein, the Notes will be classified as debt for federal income tax purposes. If, contrary to the opinion of Tax

Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences noted above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and more likely in the view of Tax Counsel, the Trust might be a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses. The remainder of this discussion assumes, in accordance with the opinion of Tax Counsel, the Notes would be treated as debt for federal income tax purposes.

     Interest Income on the Notes. Subject to the discussion below, stated interest on the Notes will be taxable to a Noteholder as ordinary income when received or accrued in accordance with such Noteholder's method of tax accounting. If, as expected, the [A-1 Notes] and the [A-2

Notes] have scheduled maturity dates that are more than one year from their date of original issue, then neither class of Notes should be subject to the special rules for short-term obligations under Code Sections 1281 to 1283. It is further expected that, except as described below, the Notes will not be issued with original issue discount because the Notes will be sold to the public at a first price of par or at a first price representing a de minimis discount from par. Under the [Proposed OID Regulations], a holder of a Note issued with a de minimis amount of original issue discount must include such discount in income, on a pro rata basis, as principal payments are made on the Note.

     [Based upon the Proposed OID Regulations, the Trust intends to take the position that stated interest on the Notes does not represent original issue discount. Prospective holders are advised, however, that the Proposed OID Regulations are ambiguous in certain respects and there are certain features in interest rate provisions of the Notes that, while unlikely, might be interpreted to require a contrary result under these regulations. Further, it is possible that a portion of the stated interest on the [A-2 Notes,] to the extent stated interest is payable at an amount in excess of the minimum rate, would be treated as contingent interest and taxable when the amount becomes fixed and unconditionally payable. This treatment should not significantly affect the tax consequences to [A-2 Noteholders], although this treatment might require holders to report such interest payable on a Payment Date as interest income as of the end of the related Collection Period or on the related Determination Date and thus somewhat in advance of the receipt of the cash attributable to such income.]

     If the Notes were treated as having original issue discount, a Noteholder (including a cash basis holder) generally would be required to include the interest on the Notes in income for federal income tax purposes on the accrual method on a constant yield basis, resulting in the inclusion of interest in income somewhat in advance of the receipt of cash attributable to that income. Under Section 1272(a)(6) of the Code, special provisions apply to debt instruments on which payments may be accelerated due to prepayments of other obligations securing those debt instruments. However, no regulations have been issued interpreting those provisions and the manner in which those provisions would apply to the Notes is unclear.

     Market Discount and Premium. A holder who purchases a Note at a market discount (generally, at a cost less than its remaining principal amount) that exceeds a statutorily defined de minimis amount will be subject to the "market discount" rules of the Code. These rules provide, in part, that gain on the sale or other disposition of a debt instrument with a term of more than one year and partial principal payments on such a debt instrument are treated as ordinary income to the extent of accrued market discount. The market discount rules also provide for deferral of interest deductions with respect ta debt incurred to purchase or carry a Note that has market discount. A holder who purchases a Note at a premium may elect to be subject to the premium amortization rules of the Code.

     Sale or Other Disposition. If a Noteholder sells a Note, such holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount or original issue discount previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain attributable to accrued interest or accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders. If interest paid (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") is not effectively connected with the conduct of a trade or business within the United States by the foreign person, the interest generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax provided the foreign person
(i) is not actually or constructively a "10 percent shareholder" of the Trust (including a holder of 10 percent of the outstanding Certificates) or the Originator or a "controlled foreign corporation" with respect to which the Trust or the Originator is a "related person" within the meaning of the Code and (ii) provides the person otherwise required to withhold U.S. tax an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. The statement may be made on a Form W-8 or substantially similar substitute form and, if the information provided in the statement changes, the foreign person must so inform the person otherwise required to withhold U.S. tax within 30 days of such change. The statement generally must be provided in the year a payment occurs or in either of the two preceding years. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in that case, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If interest on a Note is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     The Revenue Reconciliation Act of 1993, enacted into law in August 1993, repealed the portfolio interest exemption for certain contingent interest income received by foreign persons. As noted in the discussion above regarding interest income on the Notes, a portion of the stated interest on the [A-2 Notes], to the extent stated interest is payable in an amount that exceeds the minimum interest rate, may represent contingent interest. However, the contingent interest feature on the [A-2 Notes] is not the type of contingency contemplated by this newly enacted rule that denies portfolio interest treatment for certain contingent interest and further such contingent interest on the Notes should fall within statutory exception to the new rule. Thus the entire amount of stated interest on the [A-2 Notes] should be eligible for treatment as portfolio interest as described above if the other requirements for such treatment have been satisfied.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Information Reporting and Backup Withholding. The Trust will be required to report to the IRS, and to each Noteholder of record, the amount of interest paid on the Notes (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status as nonresidents). Accordingly, each holder (other than exempt holders who are not subject to this reporting requirements) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. [Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31% of the amount of interest otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. Legislation has been proposed in Congress that would increase the rate of back-up withholding to 36%.]

Tax Considerations for Certificateholders

     Partnership Treatment of the Trust. The Sponsor and the Servicer will express their intent in the Trust Agreement and related documents and will agree, and the other Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other taxes measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders (including the Sponsor in its capacity as recipient of distributions from the Reserve Account), and the Notes representing indebtedness of the partnership. The Sponsor and the other Certificateholders will further agree in such documents to take no action inconsistent with the treatment of Certificates for such purposes as partnership interests in the Trust.

     [In view of the lack of cases or rulings on similar transactions, a variety of alternative characterizations are possible in addition to the position to be taken by Certificateholders that the Certificates represent equity interests in a partnership with the Sponsor.] For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered for tax purposes as debt of the Sponsor or of the Trust. It is also possible that the Trust might be treated for tax purposes as holding debt of the Sponsor rather than the Receivables. Any such characterization should not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, as described below, although there could be some timing differences for income inclusion by Certificateholders. Accordingly, the following discussion assumes that the Certificates represent equity interests in a partnership that owns the Receivables for federal income tax purposes.

     Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's distributive share of income, gains, losses, deductions and credits of the Trust and to report such items on his personal income tax return for the taxable year with or within which ends the Trust's taxable year. (As explained below, the Trust's taxable year ends _________________.) The income of the Trust will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, original issue discount, and premium) and any income or gain upon collection or disposition of Receivables. The expenses of the Trust will consist primarily of interest accruing on the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each fiscal month equal to the sum of (i) the Certificateholders' [Monthly] Interest Distributable Amount for the Payment Date following such fiscal month; (ii) an amount equivalent to interest that accrues on amounts previously due on Certificates but not yet distributed; and (iii) subject to the discussion below on discount and premium, any Trust income attributable to discount (of less any offset attributable to allowable premium) on the Receivables that corresponds to any difference of the principal amount of the Certificates and their initial issue price. All remaining taxable income of the Trust will be allocated to the Sponsor. [Based upon the economic arrangement of the parties this approach for allocating Trust income should be permissible, but because of the absence of authority directly on point, no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders.] Moreover, even under the foregoing method of allocation, holders of Certificates may be allocated income equal to the entire Pass-Through Rate plus the other Items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if such holders have not received cash from the Trust to pay such taxes. In addition, under such allocation a Certificateholders' taxable income could exceed the amount of net income allocated to him because of limitations on deductions for expenses or losses of the Trust allocated to such holder. Alternatively, it is possible that the IRS would treat Certificateholders as receiving guaranteed payments from the Trust, in which case the payments on Certificates would be treated as ordinary income but not as interest income. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust. Under the Trust Agreement, the Sponsor is authorized to adjust the allocations described above if necessary to reflect the economic income, gain or loss to the Certificateholders (including the Sponsor) or as otherwise required by the Code.

     All of the taxable income allocated for taxable years of the Trust beginning on or before December 31, 1994 to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code. For Trust taxable years beginning after December 31, 1994, a portion of the taxable income allocated to such a Certificateholder will be treated as income from "debt financed property", which generally will be taxable as unrelated business taxable income.

     An individual taxpayer's share of expenses of the Trust (including fees for the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part because of the two percent limitation on miscellaneous itemized deductions and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

     The Trust intends to make all tax calculations relating to Trust income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is not expected that there will be any significant adverse tax effect on Certificateholders.

     Discount and Premium. As a result of their interest rate and payment features, it is likely that state interest on some of the Receivables would be treated as original issue discount under the [Proposed OID Regulations] that is includible in income by holders as such discount accrues. Since the Trust will elect the accrual method of tax accounting, it is not expected that such treatment would, as a general rule, have any materially adverse tax effect on holders of Certificates. Certificateholders should be aware, however, that interest accruing on some Receivables for a payment period could exceed payments due thereunder for such period, in which case the likelihood might increase that holders of Certificates would recognize Trust income prior to the receipt of cash from the Trust that is attributable to such income.

     The cost of acquisition by the Trust for the Receivables (exclusive of amounts paid for accrued interest thereon) may be greater or less than the remaining principal balance of the Receivables at the time of acquisition. If so, the Receivables will have been acquired at a premium or discount, as the case may be, exclusive of Receivables treated as contributed by the Sponsor as a partner to the Trust (as indicated above, the Trust will make this calculation of discount or premium on an aggregate basis, but might be required to recompute it on a Receivable by Receivable basis.)

     If the Trust acquires the Receivables at a premium or at a market discount, the Trust will elect to include such discount in income as it accrues over the life of the Receivables or (to the extent allowable) may offset such premium against interest income or original issue discount on the Receivables. If the aggregate initial principal amount of Certificates differs from their aggregate issue price, market discount income or allowable premium deductions attributable to such difference will be allocated to Certificateholders. Because some Receivables have indefinite maturities, the method and timing for including market discount or offsetting premium against income thereon is not clear under present law and the offset for premium might be deferred until maturity; one reasonable approach, however, would be on the basis of principal payments when made.

     Constructive Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination occurs, there will be a closing of the partnership's taxable year for all partners and the Trust will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to the Trust, as a new partnership. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. (Furthermore, the Trust might not be able to comply due to lack of data.) Moreover, if the tax year of the Trust is not a calendar year the closing of a tax year of the Trust may cause a Certificateholder reporting on a calendar year to report more than 12 months' taxable income of the Trust.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate generally will equal his cost increased by his share of Trust income (includible in his income) and decreased by any distributions received with respect to such Certificate. In addition, both tax basis in a Certificate and the amount realized on a sale of such Certificate would include the holder's share of the outstanding balance of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).


     Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount, if any, on the Receivables would generally be treated as ordinary income to the holder and might give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues if the Receivables are acquired at a market discount.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the

Certificates that exceeds the aggregate cash distributions with respect thereto, such excess generally will give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined each fiscal month and the tax items for a particular fiscal month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of the corresponding calendar month, which is the Certificate Record Date for the next Payment Date. As a result of this monthly allocation, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transfer.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Sponsor is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     No Section 754 Election. In the event that a Certificateholder sells its Certificates at a gain (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than that of the selling Certificateholder. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.


     Administrative Matters. The [Owner] Trustee is required to keep or cause to be kept complete and accurate books of the Trust. Code Section 706 requires that a partnership adopt the taxable year of its majority interest partners, or, if none, its principal partners, and the Sponsor has a taxable year that ends ___________________. Accordingly, such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal and taxable year of the Trust will be the 12-month period ending _____________ (or, in the case of _______________, 199__, the period from the Closing Date to _______________,
199__). The [Owner] Trustee will file a partnership information return (IRS Form
1065) with the IRS for each taxable year of the Trust and will report to holders and the IRS each Certificateholder s allocable share of items of Trust income and expense on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Code Section 6031, any person that holds Certificates as a nominee at any time during the Trust taxable year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. The information referred to below or any taxable year must be furnished to the Trust on or before the last day of the first month following the close of the Trust's taxable year, i.e., _________________. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, acquired or transferred on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act that holds an interest in a partnership as a nominee is not required to furnish any such information statement to the Trust. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Sponsor, as the tax matters partner, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years since the later of the filing or the last date for filing of the partnership information return. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

     Foreign Persons. Ownership of Certificates by nonresident aliens and foreign corporations and other foreign persons raises tax issues unique to such persons, may have substantially adverse tax consequences to them, and will subject the Trust to U.S. tax withholding and reporting requirements. For this reason, purchasers (including nominees of beneficial owners) of Certificates and their assignees must represent that the beneficial owners of Certificates are individuals or entities that are U.S. persons (generally, citizens or residents of the U.S. and corporations or partnerships organized under U.S. law), and each purchaser must provide a certification of non-foreign status signed under penalties of perjury.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% (proposed to be increased to 36%) if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

     [Proposed Tax Legislation. Legislation pending before Congress would apply special rules to "large partnerships", generally defined as partnerships with at least 250 partners during a taxable year (counting towards such total each owner during the year of a partnership interest that is transferred during the year). Under the legislation, certain computations are made at the partnership level rather than the partner level. In particular, taxable income is calculated at the partnership level, and is calculated generally in the same manner as for an individual, except that 70% of miscellaneous itemized deductions (such as expenses for the production of nonbusiness income) are disallowed. As a result, all partners (including corporations) might have a portion of their share of partnership deductions (other than interest expense) disallowed. Moreover, large partnerships would become subject to new audit procedures; among other things, an adjustment to taxable income of the partnership for a prior year would flow through to current partners in the year the audit was settled, and the partnership itself (rather than the partners) would be subject to any applicable interest or penalties. As proposed, these rules would apply to partnership taxable years ending on or after December 31, 1993.

     The proposed tax legislation dealing with large partnerships discussed above was not adopted in the Revenue Reconciliation Act of 1993, which was enacted into law in August 1993. No prediction can be made whether that proposal or similar legislation might be enacted in the future, or the ultimate effective date of such legislation or whether the number of Certificateholders would cause the Trust to be considered a "large partnership".]


                     STATE, LOCAL AND OTHER TAX CONSEQUENCES


     Investors should consult their own tax advisors regarding whether the purchase of the Offered Notes, either alone or in conjunction with an investor's other activities, may subject an investor to any state or local taxes based on an assertion that the investor is either "doing business" in, or deriving income from a source located in, any state or local jurisdiction. Additionally, potential investors should consider the state, local and other tax consequences of purchasing, owning or disposing of an Offered Note. State and local tax laws may differ substantially from the corresponding federal tax law, and the foregoing discussion does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Accordingly, potential investors should consult their own tax advisors with regard to such matters.


     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE MAY NOT BE APPLICABLE TO ANY INDIVIDUAL INVESTOR, DEPENDING UPON A NOTEHOLDER'S OR A CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES AND THE CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.



                              ERISA CONSIDERATIONS

The Notes

     The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. Employee benefit plans which are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or the Code. For additional information regarding treatment of the Notes under ERISA, see "ERISA Considerations" in the Prospectus.


     If the Notes constitute equity interests, there can be no assurance that any of the exceptions set forth in the Regulations will apply to the purchase of Notes offered hereby. Under the terms of the Regulations, if the Issuer were deemed to hold Plan assets by reason of a Plan's investment in Notes, such Plan assets would include an undivided interest in the Receivables, and any other assets held by the Issuer. In such an event, the Originator, the Sponsor, the Issuer, the Indenture Trustee and other persons providing services with respect to the Receivables, may be subject to the fiduciary responsibility provisions of Title Originator of ERISA and be subject to the prohibited transaction provisions of Section 4975 of the Code with respect to transactions involving the Receivables unless such transactions are subject to a statutory or administrative exemption. Additionally, if the Issuer were deemed to hold Plan assets, each Noteholder may be subject to the fiduciary responsibility provisions of Title Originator of ERISA with respect to its right to consent or withhold consent to amendments to the Indenture and with respect to its right to vote on action to be taken or not taken if an Indenture Event of Default occurs.

     In addition, certain affiliates of the Originator, the Sponsor, the Issuer and the Indenture Trustee may be considered to be parties in interest or fiduciaries with respect to many Plans. An investment by such a Plan in Notes may be a prohibited transaction under ERISA and the Code unless such investment is subject to a statutory or administrative exemption.

     Any Plan fiduciary that proposes to cause a Plan to purchase Notes should consider whether such purchase would be appropriate under the general fiduciary standards of prudence and diversification, taking into account the overall investment policy of the Plan and its existing portfolio and should consult with its counsel with respect to the potential applicability of ERISA and the Code.

The Certificates

     The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not a Benefit Plan.


                                     RATINGS

     As a condition to the issuance of the Notes, the [A-1 Notes] must be rated at least "__" by the Rating Agency, the [A-2 Notes] must be rated at least "____" by the Rating Agency and the Certificates must be rated at least "____" by the Rating Agency. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The rating of ________________________ assigned to the Notes and Certificates addresses the likelihood of the receipt by [A-1] Noteholders, [A-2] Noteholders and Certificateholders of all distributions to which such [A-1] Noteholders, [A-2] Noteholders and Certificateholders are entitled. The ratings assigned to the [A-1 Notes], [A-2 Notes] and Certificates do not represent any assessment of the likelihood that principal prepayments might differ from those originally anticipated or address the possibility that [A-1] Noteholders, [A-2] Noteholders or Certificateholders might suffer a lower than anticipated yield. The ratings of the Securities are also based on the rating of the security insurer. Upon a security insurer default, the rating on the Securities may be lowered or withdrawn entirely. In the event that any rating initially assigned to the Securities were subsequently lowered or withdrawn for any reason, including by reason of a downgrading of the security insurer's claims-paying ability, no person or entity will be obligated to provide any additional credit enhancement with respect to the Securities. Any reduction or withdrawal of a rating will have an adverse effect on the liquidity and market price of the Securities.


                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Note Underwriting Agreement"), the Sponsor has agreed to cause the Trust to sell to [each of] the underwriter(s) named below (the "Note Underwriter(s)"), and each of the Note Underwriter(s) has severally, and not jointly, agreed to purchase, the principal amount of Notes set forth opposite its name below.

                                                                            Principal                     Principal
                                                                            Amount of                     Amount of
Underwriter(s)                                                             [A-1 Notes]                   [A-2 Notes]
--------------                                                           ----------------              --------------
__________________    .....................................                $ _______                       $ _______

__________________    .....................................

                                                                             _______                         _______

                                                                             _______                         _______

              TOTAL   .....................................                $                               $

                                                                            ========                        ========


     In the Note Underwriting Agreement, the Note Underwriter(s) have agreed, subject to the terms and conditions therein, to purchase all the Notes offered hereby if any of such Notes are purchased. The Sponsor has been advised by the Note Underwriter(s) that they propose initially to offer the [A-1 Notes] and the [A-2 Notes] to the public at the respective prices set forth herein, and to certain dealers at such prices less a concession not in excess of _____% per [A-1 Note] and 0.__% per [A-2 Note]. The Note Underwriter(s) may allow and such dealers may reallow a concession not in excess of 0.__% per [A-1 Note] and 0.___% per [A-2 Note] to certain other dealers. After the initial public offering, such prices and such concessions may be changed.

     The Note Underwriting Agreement provides that the Sponsor and the Originator will indemnify the Note Underwriter(s) against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the Note Underwriter(s) may be required to make in respect thereof.

     The Indenture Trustee (on behalf of the Trust) may, from time to time, invest the funds in the Trust Accounts in Eligible Investments acquired from the Note Underwriter(s).

     The closing of the sale of the Notes is conditioned on the closing of the sale of the Certificates.

     Subject to the terms and conditions set forth in a certificate underwriting agreement the "Certificate Underwriting Agreement"), the Sponsor has agreed to cause the Trust to sell to ___________________________ (the "Certificate Underwriter(s)"; and, together with the Note Underwriter(s), the "Underwriter(s)"), and the Certificate Underwriter(s) [has][have] agreed to purchase, Certificates in an aggregate principal amount of $____________________. The Sponsor will purchase Certificates in an aggregate principal amount of $____________________ from the Certificate Underwriters and will purchase Certificates in an aggregate principal amount of $_______________ from the Trust.

     The Sponsor has been advised by the Certificate Underwriter(s) that they propose initially to offer the Certificates to the public at the prices set forth herein, and to certain dealers at such price less the initial concession not in excess of ____% per Certificate. The Certificate Underwriter(s) may allow and such dealers may reallow a concession not in excess of ____% per Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering price and such concessions may be changed.


     The Certificate Underwriting Agreement provides that the Sponsor and the Originator will indemnify the Certificate Underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the Certificate Underwriter(s) may be required to make in respect thereof. The Commission is of the opinion that indemnification for securities law violations is contrary to the public policy expressed in the federal securities laws, and, consequently, that such indemnification provisions are unenforceable.


     The Indenture Trustee (on behalf of the Trust) may, from time to time, invest the funds in the Trust Accounts in Eligible Investments acquired from the Certificate Underwriter(s).

     The closing of the sale of the Certificates is conditioned on the closing of the sale of the Notes.


                                  LEGAL MATTERS

     In addition to the legal opinions described in the Prospectus, certain legal matters relating to the issuance of the Notes and the Certificates, including federal and state income tax consequences with respect thereto, as well as other matters, will be passed upon for the Trust, the Sponsor and the Underwriter(s) by Dewey Ballantine, New York, New York.

                                 INDEX OF TERMS

     Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found herein.

                                                                           Page
                                                                           ----

A-1 Noteholders..............................................................7
A-1 Notes     ............................................................1, 5
A-2 Noteholders..............................................................7
A-2 Notes     ............................................................1, 5
Alternate Principal Distribution Amount.....................................33

AmeriCredit   ...............................................................5
APR           ..............................................................17
Backup        ..............................................................45
Benefit Plan  ..............................................................46
Business Day  ..........................................................27, 29
Cede          ...............................................................4
Certificate Balance.........................................................37
Certificate Record Date......................................................9
Certificate Underwriter(s)..................................................47
Certificate Underwriting Agreement..........................................47
Certificateholders...........................................................9
Certificateholders' Distributable Amount....................................36
Certificateholders' Interest Carryover Shortfall............................36
Certificateholders' Interest Distributable Amount...........................36
Certificateholders' Monthly Interest Distributable Amount...................36
Certificateholders' Percentage..............................................37
Certificateholders' Principal Carryover Shortfall...........................37
Certificateholders' Principal Distributable Amount..........................36
Certificateholders' [Monthly] Principal Distributable Amount................36
Certificates  ............................................................1, 6
Closing Date  ...............................................................5
Code          ..............................................................38
Collection Account..........................................................11
Collection Period............................................................8
Commission    ...............................................................4
Contract Payments............................................................6
Contracts     ...............................................................1
Controlled foreign corporation..............................................40
Cut-off Date  ...............................................................5
Debt financed property......................................................42
Defaulted Contract..........................................................11
Definitive Certificates......................................................6
Delinquency Amounts.........................................................11
Delinquent Contract.........................................................11
Determination Date..........................................................32
DTC           ...............................................................4
ERISA         ..........................................................13, 46
Exchange Act  ...............................................................4
Foreign person..............................................................40
Indenture     ............................................................1, 5
Indenture Trustee............................................................5
Insurance Policies..........................................................26

                                                                           Page
                                                                           ----


Interest Distribution Amount................................................32
Investment Earnings.........................................................11
IRS           ..............................................................38
Issuer        ............................................................1, 5
Large partnership...........................................................45
Large partnerships..........................................................45
LIBO          ..........................................................27, 28
LIBOR         .......................................................8, 27, 28
LIBOR Business Day......................................................27, 29
Liquidated Receivables......................................................32
Liquidation Proceeds........................................................32
Maturity Draw ...........................................................8, 33
Net Receivables Rate........................................................16
Nonrecoverable Advances.....................................................12
Note Record Date.............................................................8
Note Underwriter(s).........................................................47
Note Underwriting Agreement.................................................47
Note Value    ...........................................................8, 33
Note Value Decline..........................................................33
Noteholders   ...............................................................7
Noteholders' Distributable Amount...........................................34
Noteholders' Interest Carryover Shortfall...................................34
Noteholders' Interest Distributable Amount..................................34
Noteholders' Monthly Interest Distributable Amount..........................34
Notes         ............................................................1, 5
Obligor       ...............................................................6
Originator    ............................................................1, 5
Owner Trustee ...............................................................5
Pass-Through Rate...........................................................36
Payment Date  ........................................................3, 7, 27
Plan          ..........................................................13, 46
Pool Balance  ...............................................................7
Pooling and Servicing Agreement..............................................6
Portfolio interest..........................................................40
Predecessor Receivable......................................................20
Principal Distribution Amount...............................................32
Principal Payments...........................................................8
Proposed OID Regulations....................................................38
Prospectus    ...............................................................4
Rating Agencies.............................................................15
Realized Losses.............................................................34
Receivables   ...............................................................1
Receivables Acquisition Agreement............................................6
Related person..............................................................40
Reserve Account.............................................................10
Reuters Screen LIBO Page................................................27, 28
Risk Factors  ...............................................................3
Rule of 78s   ..............................................................17
Securities    ...............................................................1

Securityholders..............................................................9
Servicer      ...............................................................5

                                                                          Page
                                                                          ----


Servicer Advance............................................................11
Servicing Charges...........................................................11
Servicing Fee ..............................................................11
Servicing Fee Rate..........................................................11
Specified Reserve Account Balance............................................8
Sponsor       ............................................................1, 5
Substitute Receivable.......................................................20
Tax Counsel   ..............................................................38
Total Distribution Amount...................................................32
Transfer and Servicing Agreements...........................................31
Trust         ............................................................1, 5
Trust Agreement..............................................................6
Underwriter(s)..............................................................47
Underwriter[s]...............................................................2
Unrelated business taxable income.......................................39, 42
Vehicles      ...............................................................1
Vendor Agreement Rights.....................................................26
[A-1 Noteholders'] Principal Carryover Shortfall............................35
[A-1 Noteholders'] Principal Distributable Amount...........................34
[A-1 Noteholders'] [Monthly] Principal Distributable Amount.................34
[A-1 Note] Alternative Interest Rate........................................28
[A-1 Note] [A-2 Note] Interest Rate..........................................8
[A-1] Final Scheduled Payment Date...........................................9
[A-2 Noteholders'] Percentage...............................................35
[A-2 Noteholders'] Principal Carryover Shortfall............................35
[A-2 Noteholders'] Principal Distributable Amount...........................34
[A-2 Noteholders'] [Monthly] Principal Distributable Amount.................35
[A-2 Note] Alternative Interest Rate........................................29
[A-2] Final Scheduled Payment Date...........................................9
[A-2] Redemption Price.......................................................9
[Class A-1] Maturity Account................................................12
[Class A-2 Noteholders]' Interest Carryover Amount..........................35
[Class A-2] Lockout Account.................................................12
A-1 Noteholders..............................................................6

A-1 Notes     ............................................................1, 4
A-2 Noteholders..............................................................6
A-2 Notes     ............................................................1, 4

Alternate Principal Distribution Amount.....................................33
Advanta       ...............................................................4
APR           ..............................................................16
Backup        ..............................................................44
Benefit Plan  ..............................................................46
Business Day  ..........................................................27, 28
Cede          ...............................................................3
Certificate Balance.........................................................36
Certificate Record Date......................................................8
Certificate Underwriter(s)..................................................47
Certificate Underwriting Agreement..........................................47
Certificateholders...........................................................8
Certificateholders' Distributable Amount....................................35
Certificateholders' Interest Carryover Shortfall............................36

                                                                          Page
                                                                          ----

Certificateholders' Interest Distributable Amount...........................35
Certificateholders' Monthly Interest Distributable Amount...................35
Certificateholders' Percentage..............................................36
Certificateholders' Principal Carryover Shortfall...........................36
Certificateholders' Principal Distributable Amount..........................36
Certificateholders' [Monthly] Principal Distributable Amount................36
Certificates  ............................................................1, 5
Closing Date  ...............................................................4
Code          ..............................................................38
Collection Account..........................................................10
Collection Period............................................................7
Commission    ...............................................................3
Contract Payments............................................................5
Contracts     ...............................................................1
Controlled foreign corporation..............................................40
Cut-off Date  ...............................................................4
Debt financed property......................................................42
Defaulted Contract..........................................................10
Definitive Certificates......................................................5
Delinquency Amounts.........................................................10
Delinquent Contract.........................................................10
Determination Date..........................................................31
DTC           ...............................................................3
ERISA         ..........................................................12, 45
Exchange Act  ...............................................................3
Foreign person..............................................................40
Indenture     ............................................................1, 4

Indenture Trustee............................................................4
Insurance Policies..........................................................26
Interest Distribution Amount................................................32
Investment Earnings.........................................................10
IRS           ..............................................................38
Issuer        ............................................................1, 4
Large partnership...........................................................45
Large partnerships..........................................................44
LIBO          ..........................................................27, 28
LIBOR         .......................................................7, 26, 28
LIBOR Business Day......................................................27, 28
Liquidated Receivables......................................................31
Liquidation Proceeds........................................................31
Maturity Draw ...........................................................7, 32
Net Receivables Rate........................................................15
Nonrecoverable Advances.....................................................11
Note Record Date.............................................................7
Note Underwriter(s).........................................................46
Note Underwriting Agreement.................................................46
Note Value    ...........................................................7, 33
Note Value Decline..........................................................33
Noteholders   ...............................................................6
Noteholders' Distributable Amount...........................................33
Noteholders' Interest Carryover Shortfall...................................33

                                                                          Page
                                                                          ----

Noteholders' Interest Distributable Amount..................................33
Noteholders' Monthly Interest Distributable Amount..........................33
Notes         ............................................................1, 4
Obligor       ...............................................................5
Originator    ............................................................1, 4
Owner Trustee ...............................................................4
Pass-Through Rate...........................................................35
Payment Date  ........................................................2, 6, 26
Plan          ..........................................................12, 45
Pool Balance  ...............................................................6
Pooling and Servicing Agreement..............................................5
Portfolio interest..........................................................40
Predecessor Receivable......................................................18
Principal Distribution Amount...............................................32
Principal Payments...........................................................7

Proposed OID Regulations....................................................38
Prospectus    ...............................................................3
Rating Agencies.............................................................14
Realized Losses.............................................................33
Receivables   ...............................................................1
Receivables Acquisition Agreement............................................5
Related person..............................................................40
Reserve Account..............................................................9
Reuters Screen LIBO Page................................................27, 28
Risk Factors  ...............................................................2
Rule of 78s   ..............................................................16
Securities    ...............................................................1
Securityholders..............................................................8
Servicer      ...............................................................4
Servicer Advance............................................................10
Servicing Charges...........................................................10
Servicing Fee ..............................................................10
Servicing Fee Rate..........................................................10
Specified Reserve Account Balance............................................7
Sponsor       ............................................................1, 4
Substitute Receivable.......................................................18
Tax Counsel   ..............................................................37
Total Distribution Amount...................................................31
Transfer and Servicing Agreements...........................................31
Trust         ............................................................1, 4
Trust Agreement..............................................................5
Underwriter(s)..............................................................47
Underwriter[s]...............................................................1
Unrelated business taxable income.......................................39, 42
Vehicles      ...............................................................1
Vendor Agreement Rights.....................................................26
VSI Insurance Policy........................................................22
[A-1 Noteholders'] Principal Carryover Shortfall............................35
[A-1 Noteholders'] Principal Distributable Amount...........................34
[A-1 Noteholders'] [Monthly] Principal Distributable Amount.................34
[A-1 Note] Alternative Interest Rate........................................27

                                                                          Page
                                                                          ----
[A-1 Note] [A-2 Note] Interest Rate.........................................7
[A-1] Final Scheduled Payment Date..........................................8
[A-2 Noteholders'] Percentage..............................................34
[A-2 Noteholders'] Principal Carryover Shortfall...........................35
[A-2 Noteholders'] Principal Distributable Amount..........................34
[A-2 Noteholders'] [Monthly] Principal Distributable Amount................34

[A-2 Note] Alternative Interest Rate.......................................28
[A-2] Final Scheduled Payment Date..........................................8
[A-2] Redemption Price......................................................8
[Class A-1] Maturity Account...............................................11
[Class A-2 Noteholders]' Interest Carryover Amount.........................35
[Class A-2] Lockout Account................................................11
[Monthly] Servicer Report..................................................24